GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

This Prospectus describes the Great-West Smart Track® II variable annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in the state of New York.

When you contribute money to the Great-West Smart Track® II variable annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.

Investment Segment Portfolios:

Alger Small Cap Growth Portfolio – Class I-2

American Century Investments VP Inflation Protection Fund – Class II

American Century Investments VP Mid Cap Value Fund – Class II

Columbia Variable Portfolio Small Cap Value Fund – Class 2

Delaware VIP Emerging Markets Series – Service Class

Delaware VIP REIT Series – Service Class

Delaware VIP Small Cap Value Series – Service Class

Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares

Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares

Dreyfus Variable Investment Fund International Value Portfolio – Service Shares

DWS Capital Growth VIP – Class B

DWS Global Small Cap Growth VIP – Class B

DWS Small Mid Cap Value VIP – Class B

DWS Large Cap Value VIP – Class B

Great-West Ariel Mid Cap Value Fund – Initial Class

Great-West Bond Index Fund – Initial Class

Great-West Federated Bond Fund – Initial Class

Great-West International Index Fund – Initial Class

Great-West Loomis Sayles Bond Fund – Initial Class

Great-West Loomis Sayles Small Cap Value Fund – Initial Class

Great-West MFS International Growth Fund – Initial Class

Great-West MFS International Value Fund – Initial Class

Great-West Money Market Fund

Great-West Putnam Equity Income Fund – Initial Class

Great-West Putnam High Yield Bond Fund – Initial Class

Great-West Real Estate Index Fund – Initial Class

The date of this Prospectus is October 4, 2013.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Great-West S&P 500® Index Fund – Initial Class

Great-West S&P Mid Cap 400® Index Fund – Initial Class

Great-West S&P Small Cap 600® Index Fund – Initial Class

Great-West Short Duration Bond Fund – Initial Class

Great-West Stock Index Fund – Initial Class

Great-West Templeton Global Bond Fund – Initial Class

Great-West T. Rowe Price Mid Cap Growth Fund – Initial Class

Great-West U.S. Government Mortgage Securities Fund – Initial Class

Great-West Aggressive Profile I Fund – Initial Class

Great-West Moderately Aggressive Profile I Fund – Initial Class

Great-West Moderate Profile I Fund – Initial Class

Great-West Moderately Conservative Profile I Fund – Initial Class

Great-West Conservative Profile I Fund – Initial Class

Great-West Lifetime 2015 Fund II – Class T

Great-West Lifetime 2025 Fund II – Class T

Great-West Lifetime 2035 Fund II – Class T

Great-West Lifetime 2045 Fund II – Class T

Great-West Lifetime 2055 Fund II – Class T

Invesco V.I. Growth and Income Fund – Series II

Invesco V.I. Core Equity Fund – Series II

Invesco V.I. Global Real Estate Fund – Series II

Invesco V.I. International Growth Fund – Series II

Invesco V.I. Small Cap Equity Fund – Series II

Janus Aspen Series Balanced Portfolio – Service Shares

Janus Aspen Series Flexible Bond Portfolio – Service Shares

Janus Aspen Series Overseas Portfolio – Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares

Lazard Retirement US Small-Mid Cap Equity Portfolio – Service Shares

Neuberger Berman AMT Socially Responsive Portfolio – S Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Real Return Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

Putnam VT American Government Income Fund – Class IB

Putnam VT Capital Opportunities Fund – Class IB

Putnam VT International Growth Fund – Class IB

Putnam VT Voyager Fund – Class IB

T. Rowe Price Health Sciences Portfolio – Class II

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio – Class II

Van Eck VIP Global Hard Assets Fund – Class S

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contracts other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

This Contract is not available in all states.

Income Segment Covered Fund(s) (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider):

Great-West SecureFoundation® Balanced Fund – Class L

This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart Track® II variable annuity, including a description of the material rights and obligations under the Contract. Your Contract, riders and any amendments and endorsements are the formal contractual agreement between you and us. It is important that you read the Contract, riders, amendments and endorsements, which reflect the agreement between you and Great-West. Please read this Prospectus carefully and keep it on file for future reference. You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated October 4, 2013 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. You can also obtain it by visiting the SEC’s website at http://www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.

The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.

For account information, please contact:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

This Contract is not available in all states.

Definitions

1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.

10-Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.

Accumulation Period – The time period between the Effective Date and the earlier of the Payout Election Date or the Annuity Commencement Date. During this period, you are contributing to the annuity.

Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.

Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.

Annuitant – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If you name a Contingent Annuitant, the Annuitant will be considered the “Primary Annuitant.”

Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Segment and the Income Segment.

Great-West Smart Track® II Variable Annuity Structure

Your Total Annuity Account can be made up of both the Investment Segment and the Income Segment

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.

Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 90th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur prior to the Annuitant’s 90th birthday.

Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Bank Draft Plan – A feature that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.

Benefit Base – For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. Each Covered Fund will have its own Benefit Base.

Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.

Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.

Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.

Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.

Contributions – Amounts of money you invest or deposit into your Annuity Account.

Covered Fund – Interests in Sub-Account(s) designated for the Income Segment.

•	Great-West SecureFoundation® Balanced Fund – Class L

•	Any other Portfolio we approve for the GLWB

Covered Fund Value – The aggregate value of each Covered Fund.

Covered Person(s) – For purposes of the GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor must be the sole Covered Person. A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract.

Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.

Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.

Effective Date – The date on which the first Contribution is credited to your Annuity Account.

Excess Withdrawal – An amount either distributed or transferred from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base and may be subject to the Withdrawal Charge.

Guarantee Benefit Fee – The fee associated with the Income Segment and GLWB Rider.

Guaranteed Annual Withdrawal (GAW) – For purposes of the GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s). Guaranteed Annual Withdrawals are not subject to the Withdrawal Charge.

Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW.

Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.

Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.

GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.

GLWB Rider – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Segment.

GLWB Rider Contributions – Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value.

GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in the GLWB Rider by allocating Contributions to the Covered Fund(s).

GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.

Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust.

Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the grantor. We allow a Grantor Trust to be an Owner only if it has a single Grantor who is a natural person. We do not permit a Grantor Trust with multiple Grantors to own the Contract.

Income Segment – Assets allocated to the Sub-Account associated with the optional GLWB Rider attached to the Contract.

Income Segment Account Value – The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account.

Investment Segment – Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.

Investment Segment Account Value – The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.

Initial Installment Date – The date of the first Installment under the GLWB, which must be a Business Day.

Installments – Periodic payments of the GAW.

Interest Rate Reset – During the GAW Phase, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.

Joint Withdrawal Adjustment – The GAW% multiplied by 0.90, if there are two Covered Persons.

Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.

Owner (Joint Owner) or You – The person(s) named in the Contract who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person or a Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age or death of the Owner pertain to the life, age or death of the Grantor.

Payout Election Date – The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 90th birthday.

Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested.

Premium Tax – A tax that a state or other governmental authority charges. It might be assessed at the time you make a Contribution, make withdrawals, or when annuity payments begin. The Premium Tax rate in New York for annuities is 0% given the total mix of Great-West’s business in New York.

Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) of the Code. We may issue this Contract as a Qualified Annuity Contract.

Ratchet – For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.

Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date shall be the preceding Business Day for that year.

Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request shall be deemed to include electronic mail transmissions only if such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature.

Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.

Spouse – A person legally married to another person under the law of the state of New York.

Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.

Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less any Withdrawal Charge and Premium Tax.

Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer – Moving amounts from and among the Sub-Account(s).

Withdrawal Charge – The amount we deduct from premature surrenders or partial withdrawals. The charge applies to amounts withdrawn and varies depending upon the age of the Contribution withdrawn. The Withdrawal Charge is also known as a deferred sales load or contingent deferred sales charge.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

    Owner Transaction Expenses

Sales Load Imposed on Purchases	None

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older, but not yet 6 years old	3%
6 years old or older, but not yet 7 years old	2%
7 years old or older	0%

Exchange Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee	None

Series Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charges (based on Death Benefit Option selected)
Option 1: Return of Annuity Account Value	1.00%
Option 2: Guaranteed Minimum Death Benefit	1.20%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and no optional GLWB Rider selected) as a percentage of average Annuity Account Value	1.20%
Optional GLWB Rider Fee Optional Guaranteed Lifetime Withdrawal Benefit Rider (with charges assessed quarterly, as a percentage of the current Covered Fund Value)
Guarantee Benefit Fee (maximum)	1.50%
Guarantee Benefit Fee (current)	1.00%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	2.70%
Current Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	2.20%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.46%	1.70%[2]

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

1 Eleven of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds and the Great-West SecureFoundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc. and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

2 Total Annual Portfolio Operating Expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is not reflected above, but is described in the relevant Portfolio’s prospectus.

Investment Segment Example. The Example below assumes that you invest $10,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$920.00	$1,472.93	$2,027.78	$3,978.96

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$290.00	$932.93	$1,667.78	$3,978.96

Income Segment – Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$991.00	$1,693.43	$2,408.22	$4,808.70

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$361.00	$1,153.43	$2,048.22	$4,808.70

Income Segment – Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$941.00	$1,538.47	$2,141.41	$4,229.83

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$311.00	$998.47	$1,781.41	$4,229.83

These Examples do not show the effect of premium taxes. Premium taxes, if any, are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions in this Prospectus.

Condensed Financial Information

Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit that we use to calculate the value of your interest in a Sub-Account.

Summary

The Great-West Smart Track® II variable annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

How to contact the Retirement Resource Operations Center

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

How to Invest

We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.

The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to accept lower minimum initial or subsequent Contributions or accept larger maximum total Contributions. The Contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Code or may expose you to a Withdrawal Charge or tax penalties.

You may purchase the Great-West Smart Track® II variable annuity through a 1035 Exchange of another insurance contract.

Withdrawal Charge. Full surrenders or partial withdrawals of your Annuity Account Value may be subject to the Withdrawal Charge. For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. For more information, please see Charges and Deductions beginning on page 30 of this Prospectus.

Right to Cancel Period

After you receive your Contract, you may examine it for at 10 days, during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested in the Great-West Money Market Sub-Account until the Transaction Date following the end of the right to cancel period. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right to cancel period will be extended to 60 days. We will not deduct a Withdrawal Charge from the amount returned during the right to cancel period.

Payout Options

The Great-West Smart Track® II variable annuity offers three payout options - (1) periodic withdrawals, (2) variable annuity payouts; or (3) a single, lump-sum payment.

Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. Full or partial withdrawals may be subject to the Withdrawal Charge. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the “Death Benefit” section on page 27.

The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two Death Benefit options. For both options, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the impact of partial withdrawals, distributions and Premium Tax, if any. If you select Death Benefit Option 1, your Mortality and Expense Risk Charge will be 1.00%. If you choose Death Benefit option 2, this charge will be 1.20%.

This summary highlights some of the more significant aspects of the Great-West Smart Track® II variable annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

Great-West Life & Annuity Insurance Company of New York

Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.

We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Financial is a subsidiary of Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed to Great-West Life & Annuity Insurance Company of New York.

The Series Account

The Series Account was established in accordance with New York law on September 23, 1989.

The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Portfolios

The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.

Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,
•	has its own distinct investment objectives and policies, and
•	operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.

The investment objectives of the Portfolios available under the Investment Segment are briefly described below followed by the investment objective of the Covered Fund available under the Income Segment:

The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc. of New York City, New York.

Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.

American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century Investments VP Inflation Protection Fund (Class II) pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.

Columbia Funds Variable Insurance Trust – advised by Columbia Management Investment Advisors, LLC of Boston, Massachusetts.

Columbia Variable Portfolio Small Cap Value Fund (Class 2) seeks long-term capital appreciation.

Delaware VIP Trust – managed by Delaware Management Company of Philadelphia, Pennsylvania.

Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.

Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.

Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.

Dreyfus Investment Portfolios – advised by The Dreyfus Corporation of New York, New York.

Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.

Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation of New York, New York.

Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Dreyfus Variable Investment Fund International Value Portfolio (Service Shares) seeks long term capital growth.

DWS Variable Series I – advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Capital Growth VIP (Class B) seeks to provide long-term growth of capital.

DWS Global Small Cap Growth VIP (Class B) seeks above-average capital appreciation over the long term.

DWS Variable Series II – advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Small Mid Cap Value VIP (Class B) seeks long-term capital appreciation.

DWS Large Cap Value VIP (Class B) seeks to achieve a high rate of total return.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.

Great-West Ariel Mid Cap Value Fund (Initial Class) seeks long-term capital appreciation.

Great-West Bond Index Fund (Initial Class) seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index.

Great-West Federated Bond Fund (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West International Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Loomis Sayles Bond Fund (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.

Great-West Loomis Sayles Small Cap Value Fund (Initial Class) seeks long-term capital growth.

Great-West MFS International Growth Fund (Initial Class) seeks long-term growth of capital.

Great-West MFS International Value Fund (Initial Class) seeks long-term capital growth.

Great-West Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Putnam Equity Income Fund (Initial Class) seeks capital growth and current income.

Great-West Putnam High Yield Bond Fund (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Great-West Real Estate Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P 500® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.

Great-West S&P Mid Cap 400® Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard’s & Poor’s SmallCap 600® Index.

Great-West Short Duration Bond Fund (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West Stock Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index and the Standard & Poor’s MidCap 400® Index, weighted according to their pro-rata share of the market.1

Great-West Templeton Global Bond Fund (Initial Class) seeks current income with capital appreciation and growth of income.

Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) seeks long-term capital appreciation.

Great-West U.S. Government Mortgage Securities Fund (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.

Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.

Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.

Great-West Lifetime Asset Allocation Funds

Great-West Lifetime 2015 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and, secondarily, capital growth.

Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.

1 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company. The Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

Invesco V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.

Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.

Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.

Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.

Janus Aspen Series – advised by Janus Capital Management LLC of Denver, Colorado.

Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Series Overseas Portfolio (Service Shares) seeks long-term growth of capital.

Janus Aspen Perkins Mid Cap Value Portfolio (Service Shares) seeks capital appreciation.

Lazard Retirement Series – advised by Lazard Asset Management, LLC of New York, New York.

Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares) seeks long-term capital appreciation.

Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC of New York, New York.

Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC of Newport Beach, California.

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust – advised by Putnam Investment Management, LLC of Boston, Massachusetts.

Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.

Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.

Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.

Putnam VT Voyager Fund (Class IB) seeks capital appreciation.

T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc. of Baltimore, Maryland.

T. Rowe Price Health Sciences Portfolio (Class II) seeks long-term capital appreciation.

The Universal Institutional Funds, Inc. – advised by Morgan Stanley Investment Management Inc. of New York, New York.

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II) seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Van Eck VIP Trust – advised by Van Eck Associates Corporation of New York, New York.

Van Eck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The investment objectives of the Covered Fund available under the Income Segment are briefly described below and discussed in more detail below under “Guaranteed Lifetime Withdrawal Benefit.”

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.

Great-West SecureFoundation® Balanced Fund (Class L) seeks long-term capital appreciation and income.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestsmarttrackny.com.

The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution of Sub-Accounts

Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.

Great-West reserves the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions

The first step to purchasing the Great-West Smart Track® II variable annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® II variable annuity has a cash value of at least $10,000.

The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.

If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

Great-West reserves the right to lower the minimum initial Contribution.

Right to Cancel Period

During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund the greater of: 1) Contributions (less any withdrawals and distributions taken during the right to cancel period); or 2) the Annuity Account Value. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 60 days from the date of receiving it.

After the right to cancel period, we will allocate the Annuity Account Value held in the Great-West Money Market Sub-Account to the Sub-Accounts selected by the Owner. During the right to cancel period, the Owner may select among the Sub-Accounts but any selections made during the right to cancel period will not take effect until the right to cancel period has expired.

After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.

Generally, Contributions will be allocated to the Sub-Accounts you selected on the application, effective upon expiration of the right to cancel period. During the right to cancel period, you may change your Sub-Account allocations as well as your allocation percentages but your changes will not be effective until after the right to cancel period expires.

Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Election Date, as long as the Annuitant is living. Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan). Total Contributions may exceed $1,000,000 only with our prior approval.

You can make subsequent Contributions by check, Automatic Bank Draft Plan, transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the date annuity payouts begin, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.

Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	Contributions allocated to the corresponding Sub-Account,
•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
•	minus the daily mortality and expense risk charge and/or quarterly Guarantee Benefit Fee, and
•	minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.

Transfers

While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center or through the Internet at www.greatwestsmarttrackny.com. Incoming Transfers to closed Sub-Accounts are not permitted.

Your Request must specify:

•	the amounts being Transferred,
•	the Sub-Account(s) from which the Transfer is to be made, and
•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.

A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.

At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.

If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).

For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless or until a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your

Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules recently adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from the Great-West Money Market Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from the Great-West Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100.
•	You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works:

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83

    Average market value per unit $18.06

    Investor’s average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account’s investment results will change your asset allocation percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired asset allocation. (The Income Segment Account Value is not eligible for the Rebalancer.) Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired asset allocation. In this example, the portfolio would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:

•	Your Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).
•	You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.
•	You may not participate in dollar cost averaging and Rebalancer at the same time.

Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any Withdrawal Charge and applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin. If you surrender your Contract, the GLWB Rider, if elected, will terminate.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.

Numerical Example

Sum of Contract Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount* = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

*Withdrawal amount may be subject to the Withdrawal Charge.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:

•	Partial withdrawals and surrenders may be subject to the Withdrawal Charge, as described below in Charges and Deductions.
•	Partial withdrawals or surrenders from the Investment Segment are not permitted after the date annuity payouts begin.
•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days.
•	A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.

If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.

We may also delay payment for any of the following reasons:

(a)	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;
(b)	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or
(c)	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.

Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable—including Guaranteed Lifetime Withdrawal Benefits.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1⁄2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters on page 52.

Telephone and Internet Transactions

You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;
•	providing written confirmation of the transaction; and/or
•	tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. We currently do not permit partial withdrawals or surrenders by telephone; however you may request partial withdrawal Requests in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit

At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer.

Option 1 – The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.

The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 1.00% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•	the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the proportionate impact of any distributions, partial or periodic withdrawals and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 1.20% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit on page 29 of this Prospectus.

The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). If you have selected Death Benefit option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).

The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.

The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or
•	payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Ownership

The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider on page 51.

Grantor Trust Owned Annuity

Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities if the Contract is a Qualified Contract under Section 408(b) of the Code. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We do not permit the Contract to be owned by a Grantor Trust with multiple Grantors.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and
•	such distributions begin no later than one year after the Owner’s date of death.

If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.

A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

Distribution of Death Benefit

Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

(1)	If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account;

(2)	If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date the payouts commence.

Death of Annuitant Who is Not the Owner of the Contract

Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.

If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.

Death of Owner Who Is Not the Annuitant

If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner Who Is the Annuitant

If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless you specify a certain date. Please note you are not required to designate a Contingent Annuitant.

Deferred Payment

If payment of the death benefit is deferred due to an action to recover the proceeds as defined in New York Insurance law section 3214, interest on the death benefit proceeds will be paid from the date of death of the Owner at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.

Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)

If you have selected Death Benefit option 2, you should be aware that distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.

Numerical Example

Sum of Contract and GLWB Rider Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount* = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

*Withdrawal amount may be subject to the Withdrawal Charge.

The Benefit Base has no value and will not affect the Death Benefit.

Charges and Deductions

When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	charges against your Annuity Account Value for our assumption of mortality and expense risks;
•	the Withdrawal Charge, if applicable; and
•	Premium Tax, if applicable.

Mortality and Expense Risk Charge

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit option 1, this is a daily charge equal to an effective annual rate of 1.00%. We guarantee that this charge will never increase beyond 1.00%. If you select Death Benefit option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 1.20%. We guarantee that this charge will never increase beyond 1.20%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.

The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.

Withdrawal Charge

The Withdrawal Charge may apply to amounts you withdraw under your Contract, including periodic withdrawals and full surrenders, depending on the length of time each Contribution has been invested and on the amount you withdraw. The Withdrawal Charge is calculated as a percentage of the Contribution being withdrawn and will reduce the net withdrawal accordingly. It varies with the number of years that have elapsed since each Contribution being withdrawn was made, as set forth in the following table:

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older, but not yet 6 years old	3%
6 years old or older, but not yet 7 years old	2%
7 years old or older	0%

For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. After the amount of all Contributions has been withdrawn, all remaining withdrawals will be free of the Withdrawal Charge.

The Withdrawal Charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the Withdrawal Charge amount. To the extent our expenses for distribution of the Contracts are not covered by the Withdrawal Charge, these expenses will be borne by our general assets, which include profits from the Mortality and Expense Risk Charge. See Distribution of the Contracts below for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Free Withdrawals

During each year, beginning on the Effective Date and renewing on each anniversary of the Effective Date, the Owner is allowed a percentage of withdrawals that are free of the Withdrawal Charge. The annual amount of free withdrawals is 10% of the sum of Contributions that are less than seven years old and that were made as of the most recent Effective Date anniversary. For purposes of calculating the Withdrawal Charge on subsequent withdrawals, free withdrawals reduce the amount of the oldest remaining Contribution(s).

Installments paid during the GAW Phase reduce the free withdrawal amount. See Effect of Excess Withdrawals During the GAW Phase on page 49.

Expenses of the Portfolios

The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio.

Some of the Portfolios’ investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Contracts and may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives Rule 12b-1 fees, combined compensation received by us for administrative services and received by GWFS for distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from annuity payments. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Periodic Withdrawals

You may request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;
•	A minimum withdrawal amount of at least $100;
•	The calendar day of the month on which withdrawals will begin;
•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and
•	The type of allocation of withdrawals from the Investment Segment Sub-Accounts

¡	Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or

¡	Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made.
•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
•	Charges and fees under the Contract continue to apply, including the Withdrawal Charge, which may be assessed on periodic withdrawals.

Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.
•	The Investment Segment Account Value is zero.
•	You request that withdrawals stop.
•	You purchase an annuity payout option.
•	The Owner or the Annuitant dies.

If periodic withdrawals stop, you may resume making Contributions to the Investment Segment. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1⁄2.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.

Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

Annuity Payouts From the Investment Segment

You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected. If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.

If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 90th birthday. If the Owner does not take annuity payouts from the Investment Segment, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.

The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.

Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.

Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.

Annuity Units

We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout

Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions (Investment Segment Only)

Once payouts start from the Investment Segment under the annuity payout option you select:

•	no changes can be made in the payout option;
•	no additional Contributions will be accepted under the Contract; and
•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.

Guaranteed Lifetime Withdrawal Benefit

When you purchase the Contract, you have the option of allocating Contributions under the GLWB Rider to a Covered Fund(s) in the Income Segment. If you exercise this option, the GLWB will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.

GLWB Accumulation Phase

The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.

Guarantee Benefit Fee

The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund(s) Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Covered Fund(s) Value, subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always equal the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.

The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee is 1.00% of the Covered Fund(s) Value held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund(s) Value. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need the happening of any event before we may change the Guarantee Benefit Fee.

Any change to the fee will affect all assets in the Covered Fund(s) in the Income Segment.

If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund(s)

The GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Segment. The approved Covered Fund is the Great-West SecureFoundation® Balanced Fund—Class L, described in The Portfolios on page 15.

We may, without your consent, offer new Covered Fund(s) or cease offering Covered Fund(s). We will notify you whenever the Covered Fund(s) are changed. If a Covered Fund is closed, you will maintain your Benefit Base and all rights under the Rider unless and until you Transfer assets out of the Covered Fund or terminate your Contract. Great-West shall complete the allocations between the Covered Fund(s) as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.

Covered Fund Value

Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Covered Fund Value as of the date the fee is deducted each quarter.

The Benefit Base

The Benefit Base is separate from your Covered Fund(s) Value. It is not a cash value. Rather, your Benefit Base is used to calculate Installment Payments during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund(s) Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all Contributions initially allocated to the Covered Fund(s) in the Income Segment on the GLWB Rider Election Date.

Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base cannot be transferred to another Covered Fund unless we require a Transfer as a result of the Covered Fund being eliminated or liquidated.

•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a Contribution to a Covered Fund(s).

•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

•	On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•	On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount.

A few things to keep in mind regarding the Benefit Base:

•	The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse your Benefit Base with the Covered Fund(s) Value.

•	During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)

During the GLWB Accumulation Phase, you may make additional Contributions to the Covered Fund(s) in addition to your initial Contribution. Additional GLWB Rider Contributions may not be made after the GLWB Accumulation Phase ends. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.

All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the Contribution is made. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund(s) Value.

We reserve the right to reject additional GLWB Rider Contributions at any time and for any reason. Great-West will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Great-West refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.

Annual Adjustments to Your Benefit Base

During the Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or

•	your current Covered Fund(s) Value.

It is important to be aware that even though your Covered Fund(s) Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund(s) Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.

It is important to note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.

Benefit Base Cap

The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund(s) Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund(s) Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund(s) Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

Excess Withdrawals

The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund(s) Value will be categorized as Excess Withdrawals.

You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (IRA owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.

You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund(s) Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund(s) Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. In addition, Excess Withdrawals may be subject to the Withdrawal Charge. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund(s) Value immediately after the Excess Withdrawal to the Covered Fund(s) Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.

Types of Excess Withdrawals

A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund(s) Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same Covered Fund for at least ninety (90) calendar days.

Numerical Example

Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount*: $10,000

Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

*Excess Withdrawals may be subject to the Withdrawal Charge.

Fees Associated with the Covered Fund(s)

Neither the Guarantee Benefit Fee, the mortality and expense charge, nor any other fees or charges assessed to the Covered Fund(s) Value as directed by a Consultant and as agreed to by Great-West shall be treated as an Excess Withdrawal.

Note: The GLWB Rider does not require us to warn you or provide you with notice regarding potentially adverse consequences that may be associated with any withdrawals or other types of transactions involving your Covered Fund. You should carefully monitor your Covered Fund, any withdrawals from your Covered Fund, and any changes to your Benefit Base. You may contact us at 1-877-723-8723 for information about your Benefit Base.

Treatment of a Distribution During the GLWB Accumulation Phase

At the time of any partial or periodic Distribution, if the Covered Person is 59 1⁄2 years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund(s) Value and your Benefit Base (as described above).

If the Covered Person is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.

Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.

Death During the GLWB Accumulation Phase

In the case of a Nonqualified Contract, if an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund(s) Value shall be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).

If a Spouse Beneficiary who was legally married to the deceased Owner under applicable federal law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election

Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary shall become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.

A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.

GAW Phase

The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund(s) Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59 1⁄2.

To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59 1⁄2 years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to establish the GAW%, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund(s) Value after the Excess Withdrawal to the previous Covered Fund(s) Value.

Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59 1⁄2, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund(s) Value and Benefit Base. See GLWB Accumulation Phase for more information. No GLWB Rider Contributions may be made to the Covered Fund(s) on and after the Initial Installment Date, which is the date that GAWs begin. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.

Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your Consultant or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.

Calculation of Guaranteed Annual Withdrawals

It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.

To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.

During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the Election Date as it was during the GLWB Accumulation Phase.

We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%. See Annual Review of Your GAW% below.

It is important to note that Installments during the GAW Phase will reduce your Covered Fund(s) Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.

Calculation of Installment Amount

The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10YR as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person multiplied by the Joint Withdrawal Adjustment of 0.90.

The GAW% for a single Covered Person, subject to a minimum and maximum GAW%, is based on the following schedule:

Guaranteed Annual Withdrawal % Table
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 +
<4%	3.00%	4.00%	4.50%
4% - 4.99%	3.15%	4.50%	4.95%
5% - 5.99%	3.85%	5.50%	6.05%
6% - 6.99%	4.55%	6.50%	7.15%
7% - 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8.00%	8.30%

For Joint Covered Persons, the same table is used and based on the age of the youngest Covered Person but an additional adjustment, the Joint Withdrawal Adjustment, of 0.90 is applied.

To calculate the GAW, we multiply the Benefit Base by the GAW%, calculated based on the table above, on the Initial Installment Date. The amount of the Installment equals the GAW divided by the number of payments per year under the elected Installment Frequency Option, as described below.

We may allow Installments that annually total less than the GAW.

Numerical Examples of the Guaranteed Annual Withdrawal

Scenario #1:	72 Year Old Single Covered Person
10YR = 5.42%

Benefit Base = $80,000

Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)

GAW = $4,840 ($80,000 x 6.05%)

Scenario #2:	68 Year Old Joint Covered Person with a 63 Year Old Spouse
10YR = 6.44%

Benefit Base = $80,000

Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59 1⁄2 - 64)

Joint GAW% = 4.55% x 0.90 = 4.095% (Single GAW% x Joint Withdrawal Adjustment)

GAW = $3,276 ($80,000 x 4.095%)

Scenario #3:	60 Year Old Single Covered Person
10YR = 3.7%

Benefit Base = $80,000

Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59 1⁄2 - 64)

GAW = $2,400 ($80,000 x 3.0%)

Scenario #4:	71 Year Old Joint Covered Person with a 65 Year Old Spouse
10YR = 3.0%

Benefit Base = $80,000

Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)

Joint GAW% = 4.00% x 0.90 = 3.60% (Single GAW% x Joint Withdrawal Adjustment)

GAW = $2,880 ($80,000 x 3.6%)

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund(s) Value on a dollar-for-dollar basis.

Installment Frequency Options

Your Installment Frequency Options are as follows:

(a)	Annual – the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

(b)	Semi-Annual – half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

(c)	Quarterly – one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

(d)	Monthly – one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.

You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.

Lump Sum Distribution Option

At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution

It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. (See Effect of Excess Withdrawals During the GAW Phase described below).

After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.

The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.

Annual Review of Your GAW%

Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.

Interest Rate Reset. For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund(s) Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and your age on the Initial Installment Date (and including the Joint Withdrawal Adjustment, if applicable). We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.

Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

Numerical Example #1: Interest Rate Reset is Most Beneficial

Prior Year GAW

Prior Benefit Base	$450,000

Prior GAW%	4.00%

Prior GAW	$18,000

Inputs to Annual Review of your GAW
Current Covered Fund Value	$445,000
Current 10YR	4.10%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	65

Comparison Calculations

    #1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%

Single GAW% (4.50%)	4.50%
Interest Rate Reset GAW: $445,000 x 4.500%	$20,025

#2: Ratchet
Is $445,000 higher than $450,000?	No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base	NA
Ratchet GAW: NA	NA

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($18,000) and Interest Rate Reset GAW ($20,025)	$20,025
New Benefit Base Based on Interest Rate Reset GAW: $445,000 x 4.500%	$445,000
New GAW% Based on Interest Rate Reset GAW: $445,000 x 4.500%	4.50%

Numerical Example #2: Ratchet is Most Beneficial

Prior Year GAW

Prior Benefit Base	$250,000

Prior GAW%	5.50%

Prior GAW	$13,750

Inputs to Annual Review of your GAW
Current Covered Fund Value	$275,000
Current 10YR	4.80%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	65

Comparison Calculations

    #1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%

Single GAW% (4.50%)	4.50%
Interest Rate Reset GAW: $275,000 x 4.500%	$12,375

#2: Ratchet
Is $275,000 higher than $250,000?	Yes
Ratchet Benefit Base: Current Covered Fund Value	$275,000
Ratchet GAW: 275,000 x 5.500%	$15,125

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($13,750), Interest Rate Reset GAW ($12,375) and Ratchet GAW ($15,125)	$15,125
New Benefit Base Based on Ratchet GAW: $275,000 x 5.500%	$275,000
New GAW% Based on Ratchet GAW: $275,000 x 5.500%	5.50%

Numerical Example #3: Prior GAW is Most Beneficial

Prior Year GAW

Prior Benefit Base	$120,000

Prior GAW%	6.05%

Prior GAW	$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value	$100,000
Current 10YR	4.54%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	71

Comparison Calculations

    #1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%

Single GAW% (4.95%)	4.95%
Interest Rate Reset GAW: $100,000 x 4.950%	$4,950

#2: Ratchet
Is $100,000 higher than $120,000?	No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base	NA
Ratchet GAW: NA	NA

Highest Calculation and Resulting GAW
GAW: Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($4,950)	$7,260
Benefit Base Based on Prior GAW	$120,000
GAW% Based on Prior GAW	6.05%

Numerical Example #4: Interest Rate Reset is Most Beneficial

Prior Year GAW

Prior Benefit Base	$120,000

Prior GAW%	6.05%

Prior GAW	$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value	$90,000
Current 10YR	7.41%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	71

Comparison Calculations

    #1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%

Single GAW% (8.25%)	8.25%
Interest Rate Reset GAW: $90,000 x 8.250%	$7,425

#2: Ratchet
Is $90,000 higher than $120,000?	No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base	NA
Ratchet GAW: NA	NA

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($7,425)	$7,425
New Benefit Base Based on Interest Rate Reset GAW: $90,000 x 8.250%	$90,000
New GAW% Based on Interest Rate Reset GAW: $90,000 x 8.250%	8.25%

Numerical Example #5: Ratchet is Most Beneficial
Prior Year GAW
Prior Benefit Base	$120,000
Prior GAW%	6.05%
Prior GAW	$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value	$140,000
Current 10YR	3.98%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	71

Comparison Calculations

    #1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%

Single GAW% (4.50%)	4.50%
Interest Rate Reset GAW: $140,000 x 4.500%	$6,300

#2: Ratchet
Is $140,000 higher than $120,000?	Yes
Ratchet Benefit Base: Current Covered Fund Value	$140,000
Ratchet GAW: 140,000 x 6.05%	$8,470

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($7,260), Interest Rate Reset GAW ($6,300) and Ratchet GAW ($8,470)	$8,470
New Benefit Base Based on Ratchet GAW: $140,000 x 6.050%	$140,000
New GAW% Based on Ratchet GAW: $140,000 x 6.050%	6.05%

Payments on Death During GAW Phase

If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Contracts

If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.

If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Contracts

Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable federal law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund(s) Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund(s) Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.

To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.

Any election made by the Beneficiary pursuant to this section is irrevocable.

If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Contracts

If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value shall be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.

If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Contracts

Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.

To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Effect of Excess Withdrawals During the GAW Phase

After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund(s) Value (after the Excess Withdrawal) to the previous Covered Fund(s) Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

If an Owner requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

Numerical Example:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW % =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

Total annual withdrawal:	$10,500
Excess Withdrawal =	$10,500 – $5,500 = $5,000

Covered Fund Value after GAW =	$55,500 – $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 – $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950

(Assuming no GAW increase on succeeding Ratchet Date)

Installments are not assessed Withdrawal Charges. However, during the GAW Phase, in each year beginning and ending on the anniversary of the Effective Date, the amount of free withdrawals available to the Owner will be reduced by the total amount of Installments paid. Thus, Excess Withdrawals may be subject to the Withdrawal Charge.

GLWB Settlement Phase

The GLWB Settlement Phase begins when the Covered Fund(s) Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, mortality and expense fees, and/or GAWs, but the Benefit Base is still positive.

When the GLWB Settlement Phase begins, if the remaining Covered Fund(s) Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.

Distributions and Transfers are not permitted during the Settlement Phase.

During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the Rider will terminate and no Installments will be paid to the Beneficiary.

Divorce and the Income Segment

Divorce During the GLWB Accumulation Phase – Non-Qualified Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.

If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.

If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GLWB Accumulation Phase – Qualified Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date shall be the date the Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GAW Phase – Non-Qualified Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.

Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.

Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.

In the alternative, the former Spouse may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the former Spouse pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GAW Phase – Qualified Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.

Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.

In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GLWB Settlement Phase

If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.

Termination of the GLWB Rider

The GLWB Rider will terminate upon the earliest of:

(a) the date of death of the Owner if there is no surviving Covered Person;

(b) the date there is no longer a Covered Person under the GLWB Rider;

(c) the date the Contract is terminated;

(d) the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

(e) the Annuitant’s 90th birthday, if no Installments have been taken; or

(f) when the Guarantee Benefit Fee is not received by Great-West, when due.

If the GLWB is cancelled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB shall terminate. The Owner may not make any subsequent GLWB Rider Contributions into the same Covered Fund(s) until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date shall be recorded. In such an event, the Benefit Base will be based on the current Covered Fund(s) Value on the date the new GLWB is established.

We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.

You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. Adding the GLWB Rider to your Contract may not be in your interest since all conditions of the Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.

Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. You should consult a tax advisor for further information.

Federal Tax Matters

The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.

Withdrawals

Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.

Annuity Payouts

Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Penalty Tax

There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59 1⁄2.
•	Made as a result of death or disability of the Owner.
•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Similar penalties are imposed on premature distributions from Qualified Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•	If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•	If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See the discussion below for Required Minimum Distributions from Qualified Contracts.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”

Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding

Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.     The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days, and

2.     Annuity payments that satisfy the newly enacted partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.

Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

Health Care and Education Reconciliation Act of 2010

The Health Care and Education Reconciliation Act of 2010 (the “Act”) imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on you with a competent tax advisor.

Domestic Partnerships, Civil Unions and Same-Sex Marriages

Domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. We reserve the right to change this treatment in order to maintain the tax status of the Contract as an annuity contract and/or comply with applicable state law. Thus, notwithstanding any language in the Prospectus, Contract or GLWB Rider to the contrary, Great-West will comply with the law of New York, the state where the Contract is issued with respect to coverage and benefits available to a person who is in a legally-sanctioned domestic partnership or civil union and to their families. Additionally, there are unanswered questions resulting from the U.S. Supreme Court’s decision repealing that provision of the Defense of Marriage Act (DOMA) that defined the word “spouse,” for purposes of federal law, to mean “only a person of the opposite sex who is a husband or a wife.” You are encouraged to read the Prospectus and Contract and consider the implications of that decision with the assistance of qualified financial and tax advisors to identify the known and unanswered implications for the Contract.

Qualified Contracts

Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code:

•	Only the Owner may be the Annuitant of the Contract;
•	Only one Owner may be established under the Contract;
•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;
•	The entire interest of the Owner is non-forfeitable;
•	The Contract is non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree.
•	Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Contracts

Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions shall not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.

The Owner shall have the sole responsibility for determining whether any premium payment meets applicable income tax requirements.

Required Minimum Distributions from Qualified Contracts

Required Minimum Distributions (“RMDs”) made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code.

It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2.

Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.

During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).

The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount

Distributions Before Death in Qualified Contracts

Notwithstanding any provision of the Contract, GLWB Rider or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract shall be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder.

The Owner’s entire interest in the Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1⁄2. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the Contract distributed in one of the following forms:

(a)	a single sum payment;
(b)	equal or substantially equal payments no less frequently than annually over the life of the Owner;
(c)	equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;
(d)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or
(e)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.

All distributions made hereunder shall be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.

If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.

Distributions Upon Death in Qualified Contracts

Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)	If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

2)	If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1⁄2.

3)	If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.

Distribution of the Contracts

We offer the Contracts on a continuous basis. We offer the Contracts for sale through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in New York and those other states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of FINRA. GWFS may also offer the Contract directly to potential purchasers.

GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of GWL&A and an affiliate of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Expenses of the Portfolios on page 32 of this Prospectus. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.

As compensation for distribution services and some Contract administrative services, the Company may pay eligible broker/dealers a commission. The commission is based on a percentage of Contributions. The maximum such commission that the Company will pay on the sale of the Contracts is 7.00%. In addition to this commission, the Company may also pay trailing compensation based on an annual rate of average daily Series Account assets held by a broker/dealer’s clients, ranging from zero to 0.70%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. The amount of commissions received by an individual registered representative in connection with the sale of the Contract is determined by his or her broker/dealer. You should ask your broker/dealer representative for further information about what compensation he or she, or the eligible broker/dealer, may receive in connection with your purchase of a Contract.

Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.
•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.
•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
•	To change the time or time of day that a valuation date is deemed to have ended.

•	To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings

Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

Legal Matters

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West included in the SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the registration statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West included in the SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unmodified opinion and includes emphasis-of-matter paragraphs relating to the retrospective adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts and that the financial statements have been prepared from the separate records maintained by Great-West and may not necessarily be indicative of the conditions that would have existed or the results of operations if Great-West had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.

Available Information

You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

rroc@greatwest.com

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	information about Great-West Life & Annuity Insurance Company of New York and the Variable Annuity-2 Series Account;
•	the calculation of annuity payouts;
•	services;
•	withholding; and
•	financial statements.

Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a)	is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, minus or plus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

(b)	is the results of:

1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; minus or plus

2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 1.00% if you have selected Death Benefit option 1 or 1.20% if you have selected Death Benefit option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

A-1

VARIABLE ANNUITY-2 SERIES ACCOUNT

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

Individual Flexible Premium Deferred

Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company of New York

50 Main Street

White Plains, NY 10606

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated October 4, 2013, which is available without charge by contacting the Retirement Resource Operations Center, P.O. Box 173920, Denver, Colorado 80217-3921 or at 1-877-723-8723.

The date of this Statement of Additional Information is

October 4, 2013

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado stock life insurance company. GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (the “Series Account”) are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payout Options

The Company converts the Accumulation Units for each Sub-Account held by you into Annuity Units at their values determined as of the end of the valuation period which contains the Annuity Commencement Date. The number of Annuity Units paid for each Investment Segment Sub-Account is determined by dividing the amount of the first payment by the Annuity Unit value on the first valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for an Investment Segment Sub-Account remains fixed during the Annuity Payment Period.

The first payment under a variable annuity payout option will be based on the value of each Investment Segment Sub-Account on the first valuation date preceding the Annuity Commencement Date. We will determine it by applying the appropriate rate to the amount applied under the payout option. Payments after the first will vary depending upon the investment experience of the Investment Segment Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payments for each Investment Segment Sub-Account.

SERVICES

A.	Safekeeping of Series Account Assets

The assets of the Series Account are held by the Company. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to The Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.	Independent Registered Public Accounting Firm and Independent Auditors

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s independent auditor and serves as the Series Account’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Company and the Series Account and provides other audit, tax, and related services.

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the registration statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unmodified opinion and includes emphasis-of-matter paragraphs relating to the retrospective adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts and that the financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A and an affiliate of the Company. GWFS is a Delaware corporation registered as a broker dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age 80.

D.	Administrative Services

GWFS provides certain administrative services to assist the Company in processing the Contracts. These services are described in written agreements between GWFS and the Company.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

FINANCIAL STATEMENTS

The financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Contracts is affected solely by the investment results of the Series Account.

Great-West Life & Annuity

Insurance Company of New York

(a wholly-owned subsidiary of

Great-West Life & Annuity

Insurance Company)

Balance Sheets as of December 31, 2012 and 2011 and Related Statements of Income, Comprehensive Income, Stockholder’s Equity and Cash Flows for Each of the Three Years in the Period Ended December 31, 2012 and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

White Plains, New York

We have audited the accompanying financial statements of Great-West Life & Annuity Insurance Company of New York (formerly known as First Great-West Life and Annuity Insurance Company) (the “Company”) (a wholly owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the balance sheets as of December 31, 2012 and 2011 and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2012 and 2011 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements have been retrospectively adjusted for the company’s adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts.

Also as discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from affiliates and may not necessarily be indicative of the conditions that would have existed if the Company had operated as an unaffiliated business.

/s/ DELOITTE & TOUCHE LLP

March 29, 2013

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
		As adjusted
		See Note 1
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $629,634 and $575,948)	$668,734	$597,956
Fixed maturities, held-for-trading, at fair value (amortized cost $32,226 and $3,007)	32,719	3,278
Mortgage loans on real estate (net of allowances of $100 and $880)	93,502	92,002
Policy loans	15,501	14,834
Short-term investments, available-for-sale (amortized cost $26,418 and $16,705)	26,418	16,705
Equity investments	639	-

Total investments	837,513	724,775
Other assets:
Cash	6,386	169
Reinsurance receivable	49,013	53,015
Deferred acquisition costs and value of business acquired	7,032	6,195
Investment income due and accrued	6,559	5,637
Collateral under securities lending agreements	10,234	-
Due from parent and affiliates	-	2,943
Other assets	5,123	3,080
Assets of discontinued operations	488	543
Separate account assets	384,355	298,117

Total assets	$1,306,703	$1,094,474

See notes to financial statements.	(Continued)

3

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
		As adjusted
		See Note 1
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$756,968	$657,535
Policy and contract claims	3,032	5,586
Policyholders’ funds	2,497	2,552
Provision for policyholders’ dividends	3,000	1,600
Undistributed earnings on participating business	10,394	12,895

Total policy benefit liabilities	775,891	680,168
General liabilities:
Due to parent and affiliates	1,125	-
Payable under securities lending agreements	10,234	-
Deferred income tax liability, net	5,479	1,569
Other liabilities	7,006	5,788
Liabilities of discontinued operations	488	538
Separate account liabilities	384,355	298,117

Total liabilities	1,184,578	986,180

Commitments and contingencies

Stockholder’s equity:
Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income	17,080	9,793
Retained earnings	46,195	39,651

Total stockholder’s equity	122,125	108,294

Total liabilities and stockholder’s equity	$1,306,703	$1,094,474

See notes to financial statements.	(Concluded)

4

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Income

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted	As adjusted
		See Note 1	See Note 1
Revenues:
Premium income	$8,847	$8,578	$14,492
Fee income	6,169	5,753	4,860
Net investment income	30,594	28,519	35,832
Realized investment gains (losses), net:
Total other-than-temporary losses	(424)	(3,508)	(301)
Other-than-temporary losses transferred to other comprehensive income	72	2,101	-
Other realized investment gains (losses), net	4,657	7,257	2,487

Total realized investment gains (losses), net	4,305	5,850	2,186

Total revenues	49,915	48,700	57,370

Benefits and expenses:
Life and other policy benefits	18,577	16,216	18,608
Decrease in policy reserves	(4,746)	(7,005)	(4,448)
Interest paid or credited to contractholders	12,932	12,899	12,729
Provision for policyholders’ share of (losses) earnings on participating business	(2,370)	1,061	1,752
Dividends to policyholders	1,254	1,536	1,526

Total benefits	25,647	24,707	30,167
General insurance expenses	12,885	12,272	9,160
Amortization of deferred acquisition costs and value of business acquired	2,379	2,546	2,262

Total benefits and expenses, net	40,911	39,525	41,589

Income before income taxes	9,004	9,175	15,781
Income tax expense	2,460	4,284	6,854

Net income	$6,544	$4,891	$8,927

See notes to financial statements.

5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted	As adjusted
		See Note 1	See Note 1
Net income	$6,544	$4,891	$8,927

Components of other comprehensive income
Unrealized holding gains arising on available-for-sale fixed maturity investments (1)	20,197	17,994	22,940
Reclassification adjustment for gains realized in net income	(2,886)	(6,906)	(4,670)

Net unrealized gains related to investments	17,311	11,088	18,270

Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(6,100)	(3,036)	(518)

Other comprehensive income before income taxes	11,211	8,052	17,752
Income tax expense related to items of other comprehensive income	3,924	2,818	6,214

Other comprehensive income	7,287	5,234	11,538

Total comprehensive income	$13,831	$10,125	$20,465

(1) Other comprehensive income includes the non-credit component of impaired losses (gains) on fixed maturities available-for-sale in the amounts of $1,543, ($1,011) and $382 for the years ended December 31, 2012, 2011 and 2010, respectively.

See notes to financial statements.

6

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
Balances, January 1, 2010 (1)	$2,500	$56,350	$(6,979)	$25,833	$77,704
Net income (1)				8,927	8,927
Other comprehensive income (loss), net of taxes (1)			11,538		11,538

Balances, December 31, 2010 (1)	2,500	56,350	4,559	34,760	98,169
Net income (1)				4,891	4,891
Other comprehensive income (loss), net of taxes (1)			5,234		5,234

Balances, December 31, 2011 (1)	2,500	56,350	9,793	39,651	108,294
Net income				6,544	6,544
Other comprehensive income (loss), net of taxes			7,287		7,287

Balances, December 31, 2012	$2,500	$56,350	$17,080	$46,195	$122,125

(1)	As adjusted; See Note 1

See notes to financial statements.

7

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted	As adjusted
		See Note 1	See Note 1
Cash flows from operating activities:
Net income	$6,544	$4,891	$8,927
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
(Losses) earnings allocated to participating policyholders	(2,370)	1,061	1,752
Amortization of premiums (accretion of discounts) on investments, net	2,009	(404)	(1,599)
Net realized gains on investments	(4,305)	(10,619)	(5,005)
Net purchases proceeds of trading securities	(28,917)	(71)	(3,007)
Losses (gains) on hedged assets	-	3,869	(3,632)
Interest credited to contractholders	12,849	12,778	12,625
Depreciation and amortization	2,381	2,549	2,276
Deferral of acquisition costs	(4,660)	(1,713)	(1,749)
Deferred income taxes	58	(2,002)	72
Other, net	(219)	(434)	148
Changes in assets and liabilities:
Policy benefit liabilities	(12,152)	(7,107)	(13,850)
Reinsurance receivable	4,057	(2,661)	4,073
Investment income due and accrued	(922)	(846)	191
Other assets	(1,993)	(1,267)	2,658
Other liabilities	1,410	627	(1,468)

Net cash (used in) provided by operating activities	(26,230)	(1,349)	2,412

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	197,804	372,941	313,832
Mortgage loans on real estate	10,028	11,267	7,786
Other investments	64	76	757
Purchases of investments:
Fixed maturities, available-for-sale	(250,371)	(522,278)	(288,319)
Mortgage loans on real estate	(10,704)	(28,384)	(3,500)
Other investments	(687)	-	(110)
Net change in short-term investments	(9,713)	258,209	(116,632)
Net change in repurchase agreements	-	(146,139)	63,838
Policy loans, net	(2,143)	41	(953)

Net cash used in investing activities	(65,722)	(54,267)	(23,301)

See notes to financial statements.	(Continued)

8

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
Cash flows from financing activities:
Contract deposits	$129,970	$93,265	$93,008
Contract withdrawals	(35,678)	(41,166)	(72,574)
Change in due from parent and affiliates	4,068	3,544	(3,856)
Change in bank overdrafts	(191)	(430)	173

Net cash provided by financing activities	98,169	55,213	16,751

Net increase (decrease) in cash	6,217	(403)	(4,138)
Cash, beginning of year	169	572	4,710

Cash, end of year	$6,386	$169	$572

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for income taxes	$1,094	$6,184	$(686)

Non-cash investing transactions during the year:
Fair value of assets acquired in settlement of fixed maturity investments	$-	$14	$-
Real estate acquired in satisfaction of debt	-	-	578

See notes to financial statements.	(Concluded)

9

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

1.	Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company) is a direct wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) which is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services.

Basis of Presentation

The financial statements include the accounts of the Company.

Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities, valuation of deferred acquisition costs (“DAC”) and income taxes and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

The Company is a member of a controlled group and therefore, its results may not be indicative of those of a stand-alone company.

During the year ended December 31, 2012, the Company had a $780 decrease in the general mortgage provision allowance as a result of revised assumptions primarily related to the improvement in general economic conditions, the stability of loss levels within the commercial real estate market and the stability of the Company’s own commercial mortgage portfolio.

Retrospective adoption of accounting pronouncement

In October 2010, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2010-26 Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts - a Consensus of the FASB Emerging Issues Task Force (“ASU No. 2010-26”). ASU No. 2010-26 provided guidance and modified the definition of the types and nature of costs incurred by insurance enterprises that can be capitalized in connection with the successful acquisition of new or renewal insurance contracts. Further, ASU No. 2010-26 clarified which costs may not be capitalized as DAC. Such costs include incremental costs related to unsuccessful attempts to acquire new or renewal insurance contracts in addition to certain administrative costs. ASU No. 2010-26 was effective for interim and annual periods in fiscal years beginning after December 15, 2011. The Company adopted ASU No. 2010-26 for its fiscal year beginning January 1, 2012, and applied the retrospective method of adoption to year-end 2004. Any adjustment prior to 2004 was impracticable.

10

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following is a summary of the effects of the adoption of ASU No. 2010-26 on the Company’s financial statements:

	As previously reported	Retrospective adoption	As adjusted
Balance Sheets
December 31, 2011
Deferred acquisition costs and value of business acquired	$8,494	$(2,299)	$6,195
Deferred income tax liabilities, net	2,374	(805)	1,569
Accumulated other comprehensive income	9,589	204	9,793
Retained earnings	41,349	(1,698)	39,651

Statements of Income
December 31, 2011
General insurance expenses	11,448	824	12,272
Amortization of deferred acquistion costs and value of business acquired	3,005	(459)	2,546
Income tax expense	4,412	(128)	4,284
Net income	5,128	(237)	4,891

December 31, 2010
General insurance expenses	8,860	300	9,160
Amortization of deferred acquistion costs and value of business acquired	2,631	(369)	2,262
Income tax expense	6,830	24	6,854
Net income	8,882	45	8,927

Statements of Comprehensive Income
December 31, 2011
Net income	5,128	(237)	4,891
Future policy benefits, deferred acquistion costs and value of business acquired adjustments	(2,960)	(76)	(3,036)
Income tax expense related to items of other comprehensive income	2,845	(27)	2,818

December 31, 2010
Net income	8,882	45	8,927
Future policy benefits, deferred acquistion costs and value of business acquired adjustments	(908)	390	(518)
Income tax expense related to items of other comprehensive income	6,077	137	6,214

Statements of Stockholder’s Equity
Balances, January 1, 2010, Accumulated other comprehensive income (loss)	(6,979)	-	(6,979)
Balances, January 1, 2010, Retained earnings	27,339	(1,506)	25,833
Net income, 2010	8,882	45	8,927
Other comprehensive income (loss), net of income taxes, 2010	11,285	253	11,538
Net income, 2011	5,128	(237)	4,891
Other comprehensive income (loss), net of income taxes, 2011	5,283	(49)	5,234

11

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	As previously reported	Retrospective adoption	As adjusted
Statements of Cash Flows
December 31, 2011
Net income	5,128	(237)	4,891
Depreciation and amortization	3,008	(459)	2,549
Deferral of acquisition costs	(2,537)	824	(1,713)
Deferred income taxes	(1,874)	(128)	(2,002)

December 31, 2010
Net income	8,882	45	8,927
Depreciation and amortization	2,645	(369)	2,276
Deferral of acquisition costs	(2,049)	300	(1,749)
Deferred income taxes	48	24	72

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale. All available-for-sale fixed maturity and equity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). The Company recognizes the acquisition of its public fixed maturity and equity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

12

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are disclosed as impaired.

The Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure, all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.	Policy loans are carried at their unpaid balances.

4.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value which is approximated from amortized cost. The Company classifies its short-term investments as available-for-sale.

5.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred, and are accounted for as secured borrowings. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. In connection with repurchase

13

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

agreements transactions, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements.

6.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

7.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	A fixed maturity investment has been downgraded by a credit rating agency;
•	The financial condition of the issuer has deteriorated;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected

14

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

(discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

¡

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

¡	U.S. states and their subdivisions - material event notices.
¡	Equity investments - exchange rates, various index data and news sources.
¡	Short-term investments - valued based on amortized cost.
¡

Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), reported trades, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

15

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

¡	Corporate debt securities – unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
¡	Asset-backed securities - internal models utilizing asset-backed securities index spreads.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

Internal pricing models may be used to value certain Level 3 securities. These models have been created by the Company based on specific characteristics of the portfolio, such as the high level of illiquidity, the low level of market making and trading activity and the collateralized nature of certain securities. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and how those conditions apply to the Company’s portfolio. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium. The primary inputs into the internal pricing models are the constant default rate and the internally adjusted ABX Index spread. Additionally, a monthly comparison of the internally developed model prices to pricing vendor evaluations is performed and analyzed. The Company determined the use of internal models was more accurate for certain securities categorized as Level 3 primarily due to the internally adjusted ABX Index spread being a better indication of fair value than spread assumptions used by external pricing models in illiquid markets. The internally adjusted ABX Index spread captures exposure to similar cash flows as the Company’s portfolio in a liquid and actively traded market and includes additional spread assumptions for potential illiquidity of the underlying collateral.

16

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of U.S. government treasury futures contracts. The Company uses these derivative instruments to manage interest rate risk. Derivative instruments are not used for speculative reasons.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earning in net investment income. Investment gains and losses generally result from the termination of derivative contracts prior to expiration.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the statement of cash flows. The book overdrafts are included in other liabilities in the accompanying balance sheets.

Deferred acquisition costs and value of business acquired

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business or through the acquisition of insurance or annuity contracts. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received. Value of business acquired (“VOBA”) represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

17

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds Inc. (formerly known as Maxim Series Funds, Inc.), and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $395,417 and $376,194 at December 31, 2012 and 2011, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract benefits without life contingencies in the amounts of $361,272 and $281,107 at December 31, 2012 and 2011, respectively, are established at the contractholder’s account value.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

18

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Participating life and annuity policy benefit liabilities are $111,934 and $112,785 at December 31, 2012 and 2011, respectively. Participating business comprises approximately 11% of the Company’s individual life insurance in-force at December 31, 2012 and 2011, and 43%, 37% and 30% of individual life insurance premium income for the years ended December 31, 2012, 2011 and 2010, respectively. The policyholder’s share of net income on participating policies is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the balance sheet.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned. Net investment income on equity securities is primarily comprised of dividend income and is recognized on the ex-dividend date.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from certain fair-value hedge relationships.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized either in the Company’s financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

2.	Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2 and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy rollforward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Company

19

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchases, sales, issuances and settlements provisions for its fiscal year beginning January 1, 2011. The provisions of ASU No. 2010-06 relate only to financial statement disclosures and, accordingly, did not have an impact on the Company’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-02 Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“ASU No. 2011-02”). ASU No. 2011-02 clarifies and defines the criteria to be met in a debt modification in order to be considered a troubled debt restructuring. It also clarifies whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructures. ASU No. 2011-02 is effective for the first interim or annual period beginning on or after June 15, 2011 with early adoption permitted and is to be applied retrospectively to the beginning of the annual period of adoption. The Company adopted ASU No. 2011-02 for its fiscal period ended September 30, 2011. The adoption of ASU No. 2011-02 did not have an impact on the Company’s financial position or the results of operations.

In April 2011, the FASB issued ASU No. 2011-03 Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criteria under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Company adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Company’s financial position or the results of operations.

In May 2011, the FASB issued ASU No. 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 does not extend the use of the existing concepts or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-04 relate only to financial statement disclosures regarding fair value and, accordingly, its adoption did not have an impact on the Company’s financial position or the results of its operations.

In June 2011, the FASB issued ASU No. 2011-05 Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU No. 2011-05”). ASU No. 2011-05 provides that, upon adoption, entities must present the components of net income, the components of comprehensive income and the total of comprehensive income for all periods presented. The option of presenting the components of comprehensive income in the statement of changes of equity has been eliminated. ASU No. 2011-05 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-05 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-05 relate only to the presentation of other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s financial position or the results of its operations. ASU No. 2011-05 was subsequently amended by ASU No. 2011-12.

In December 2011, the FASB issued ASU No. 2011-12 Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other

20

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU No. 2011-12”). ASU No. 2011-12 indefinitely defers the requirement in ASU No. 2011-05 for entities to present reclassification adjustments out of AOCI by component in both the statement in which net income is presented and statement in which other comprehensive income is presented, for both interim and annual periods. ASU No. 2011-12 does not affect any other provisions of ASU No. 2011-05. ASU No. 2011-12 is effective for fiscal years and interim periods within those years ending after December 15, 2011. The Company adopted the provisions of ASU No. 2011-12 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-12 relate only to the indefinite deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s financial position or the results of its operations. ASU No. 2011-12 was subsequently amended by ASU No. 2013-02.

Future adoption of new accounting pronouncements

In December 2011, the FASB issued ASU No. 2011-11 Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities (“ASU No. 2011-11”). ASU No. 2011-11 provides for entities to disclose information about financial instruments and derivative instruments that are either offset in the balance sheet (presented on a net basis), or subject to an enforceable master netting arrangement or similar arrangement. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 and for interim periods within those annual periods. The Company will adopt the provisions of ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2011-11 relate only to financial statement disclosures regarding balance sheet offsetting and, accordingly, its adoption will not have an impact on the Company’s financial position or the results of its operations. ASU No. 2011-11 was subsequently amended by ASU No. 2013-01.

In January 2013, the FASB issued ASU No. 2013-01 Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU No. 2013-01”). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The Company will adopt the provisions of ASU No. 2013-01 for its fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The effective date is the same as the effective date of ASU No. 2011-11.

In February 2013, the FASB issued ASU No. 2013-02 Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU No. 2013-02”). ASU No. 2013-02 requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income for each applicable component of net income on a prospective basis. ASU No. 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05 and ASU No. 2011-12, for all entities. The Company will adopt the provisions of ASU No. 2013-02 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2013-02 relate only to financial statement presentation of other comprehensive income and, accordingly, its adoption will not have an impact on the Company’s financial position or the results of its operations.

3.	Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties.

Included in the balance sheets at December 31, 2012 and 2011 are the following related party amounts:

	2012	2011
Reinsurance receivable	$44,002	$45,069

21

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Included in the statements of income for the years ended December 31, 2012, 2011 and 2010 are the following related party amounts:

	Year ended December 31,
	2012	2011	2010
Premium income, ceded to related parties (1)	$ (7,158)	$ (7,833)	$ (7,352)
Reinsurance recoveries on life and other policy benefits from related parties (2)	(3,673)	(7,251)	(5,615)

(1) Premium income, ceded to related parties has been restated due to a previous misstatement from $(3,187) for the year ended December 31, 2011. (See Note 7)

(2) Reinsurance recoveries has been restated due to a previous misstatement from $(4,318) and $(2,536) for the years ended December 31, 2011 and 2010, respectively. (See Note 7)

The Company and GWL&A have service agreements whereby GWL&A administers, distributes and underwrites business for the Company and administers its investment portfolio. The amounts recorded are based upon estimated costs incurred and resources expended. For the years ended December 31, 2012, 2011 and 2010, the amounts paid to GWL&A for these services are summarized as follows:

	Year ended December 31,
	2012	2011	2010
Investment management expense included in net investment income	$623	$563	$541
Administrative and underwriting expense included in general insurance expenses	7,772	5,937	5,647

Total	$8,395	$6,500	$6,188

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

22

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

4.	Summary of Investments

The following tables summarize fixed maturity investments and equity securities classified as available-for-sale and the non-credit-related component of OTTI in AOCI at December 31, 2012 and 2011:

	December 31, 2012
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$70,867	$1,712	$-	$72,579	$-
Obligations of U.S. states and their subdivisions	28,811	6,823	-	35,634	-
Corporate debt securities	396,708	28,279	911	424,076	(291)
Asset-backed securities	78,472	2,197	1,607	79,062	206
Residential mortgage-backed securities	35,748	1,109	4	36,853	-
Commercial mortgage-backed securities	19,028	1,502	-	20,530	-

Total fixed maturities	$629,634	$41,622	$2,522	$668,734	$(85)

Equity investments:
Fixed income mutual funds	$78	$3	$-	$81	$-
Equity mutual funds	461	16	6	471	-
Balanced and asset allocation mutual funds	83	4	-	87	-

Total equity investments	$622	$23	$6	$639	$-

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss for corporate debt securities was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

	December 31, 2011
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$165,380	$3,016	$83	$168,313	$-
Obligations of U.S. states and their subdivisions	29,400	5,152	-	34,552	-
Corporate debt securities	261,602	17,266	1,569	277,299	480
Asset-backed securities	71,143	822	4,731	67,234	1,784
Residential mortgage-backed securities	26,443	637	84	26,996	-
Commercial mortgage-backed securities	21,980	1,582	-	23,562	-

Total fixed maturities	$575,948	$28,475	$6,467	$597,956	$2,264

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment.

See Note 6 for additional discussion regarding fair value measurements.

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2012, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2012
	Amortized cost	Estimated fair value
Maturing in one year or less	$14,302	$15,101
Maturing after one year through five years	152,513	164,309
Maturing after five years through ten years	150,610	161,742
Maturing after ten years	111,647	122,782
Mortgage-backed and asset-backed securities	200,562	204,800

	$629,634	$668,734

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Proceeds from sales	$134,090	$333,849	$254,548
Gross realized investment gains from sales	3,253	13,839	5,280
Gross realized investment losses from sales	15	1,657	1

The decrease in proceeds from sales and gross realized gains and losses from sales during the year ended December 31, 2012 was primarily due to the discontinuance of the dollar repurchase program. Gross realized gains and losses from sales during the year were primarily attributable to changes in interest rates.

The Company had no fixed maturity securities that had been non-income producing for the twelve months preceding December 31, 2012. The Company had a corporate fixed maturity security with a fair value of $1,288 that had been non-income producing for the twelve months preceding December 31, 2011.

Mortgage loans on real estate – The following table summarizes the carrying value of the mortgage loan portfolio by component as of December 31, 2012 and 2011:

	December 31,
	2012	2011
Principal	$92,760	$91,748
Unamortized premium (discount)	842	1,134
Mortgage provision allowance	(100)	(880)

Total mortgage loans	$93,502	$92,002

24

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2012 and 2011:

	December 31,
	2012	2011
Performing	$93,602	$92,882
Non-performing	-	-

Total	$93,602	$92,882

The following table summarizes activity in the mortgage provision allowance for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$880	$750	$796
Provision increases	-	130	-
Provision decreases	(780)	-	(46)

Ending balance	$100	$880	$750

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$100	$880	$750

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$93,602	$92,882	$76,026
Individually evaluated for impairment	4,985	218	680
Collectively evaluated for impairment	88,617	92,664	75,346

The table below summarizes the recorded investment of the mortgage loan portfolio by aging category as of December 31, 2012 and 2011:

	Current	Loan balances 31-60 days past due	Loan balances 61-89 days past due	Loan balances greater than 90 days past due or in process of foreclosure	Total portfolio balance
Commercial mortgages:
December 31, 2012	$92,238	$663	$-	$701	$93,602
December 31, 2011	92,882	-	-	-	92,882

Special deposits and securities lending - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $403 and $404 at December 31, 2012 and 2011, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost of $9,989 and zero and estimated fair values of $10,008 and zero were on loan under the program at December 31, 2012 and 2011, respectively. The Company received restricted cash collateral of $10,234 and zero at December 31, 2012 and 2011, respectively.

25

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment at December 31, 2012 and 2011:

	December 31, 2012
	Less than twelve months		Twelve months or longer		Total
Fixed Maturities	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
Corporate debt securities	$46,306	$911	$-	$-	$46,306	$911
Asset-backed securities	-	-	25,332	1,607	25,332	1,607
Residential mortgage-backed securities	4,917	4	-	-	4,917	4

Total fixed maturities	$51,223	$915	$25,332	$1,607	$76,555	$2,522

Total number of securities in an unrealized loss position		18		10		28

	December 31, 2011
	Less than twelve months		Twelve months or longer		Total
Fixed Maturities	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$87,022	$83	$-	$-	$87,022	$83
Corporate debt securities	16,082	689	4,280	880	20,362	1,569
Asset-backed securities	18,534	403	27,709	4,328	46,243	4,731
Residential mortgage-backed securities	-	-	7,513	84	7,513	84

Total fixed maturities	$121,638	$1,175	$39,502	$5,292	$161,140	$6,467

Total number of securities in an unrealized loss position		17		16		33

Fixed maturity investments - Total unrealized losses and OTTI decreased by $3,945 or 61%, from December 31, 2011 to December 31, 2012. This decrease in unrealized losses was across all asset classes and reflects continued recovery in market liquidity and lower interest rates, although the economic uncertainty in certain asset classes still remains.

Unrealized losses on corporate debt securities decreased by $658 from December 31, 2011 to December 31, 2012. The valuation of these securities has been influenced by market conditions with increased liquidity and lower interest rates. The finance, utility, and natural resources sectors account for 23%, 36%, and 36%, respectively, of the corporate debt securities unrealized loss at December 31, 2012.

Asset-backed securities account for all of the unrealized losses and OTTI greater than twelve months. Of the $1,607 of unrealized losses and OTTI over twelve months on asset-backed securities, 56% are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

See Note 6 for additional discussion regarding fair value measurements.

26

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Other-than-temporary impairment recognition - The Company recorded OTTI on fixed maturity investments for the years ended December 31, 2012, 2011 and 2010 as follows:

	Year ended December 31, 2012
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Asset-backed securities	$352	$-	$72	$424

(1) All of the $352 in credit related OTTI is bifurcated credit loss recognized on one asset-backed fixed maturity.

(2) Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2011
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$57	$-	$-	$57
Asset-backed securities	1,315	-	2,101	3,416

Total fixed maturities	$1,372	$-	$2,101	$3,473

(1) All of the $1,315 in credit related OTTI is bifurcated credit loss recognized on one asset-backed fixed maturity.

(2) Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2010
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI
Fixed maturities:	Credit related	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$-	$301	$-	$301

27

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The OTTI of fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2012	2011	2010
Bifurcated credit loss:
Beginning balance	$4,841	$3,526	$3,526
Additions:
Initial impairments - credit loss on securities not previously impaired	352	1,315	-
Reductions:
Due to sales, maturities, or payoffs during the period	(3,060)	-	-

Ending balance	$2,133	$4,841	$3,526

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Investment income:
Fixed maturity and short-term investments	$25,940	$26,879	$28,594
Mortgage loans on real estate	5,110	4,982	4,665
Policy loans	353	855	905
Derivative instruments (1)	-	(3,839)	2,289
Other	(186)	205	(80)

	31,217	29,082	36,373
Investment expenses	(623)	(563)	(541)

Net investment income	$30,594	$28,519	$35,832

(1) Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Realized investment gains (losses):
Fixed maturity and short-term investments	$3,235	$10,750	$4,978
Derivative instruments	-	(4,770)	(2,819)
Other	290	-	(18)
Provision for mortgage impairments, net of recoveries	780	(130)	45

Realized investment gains (losses):	$4,305	$5,850	$2,186

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $3,165, $4,095 and $4,481 for the years ended December 31, 2012, 2011 and 2010, respectively. The amounts of realized investment gains (losses) allocated to the

28

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

participating fund account were $503, $279 and $438 for the years ended December 31, 2012, 2011 and 2010, respectively.

5.	Derivative financial instruments

The Company enters into derivative transactions which include the use of U.S. government treasury futures contracts which are used to hedge the economic risks of certain transactions.

Fair value hedges - Interest rate futures are used to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. All fair value hedges were closed as of the year ended December 31, 2011.

The Company recognized total derivative gains (losses) in net investment income of zero, ($3,839) and $2,289 for the years ended December 31, 2012, 2011 and 2010, respectively. The Company realized net investment gains (losses) on closed derivative positions of zero, $3,700 and ($2,819) for the years ended December 31, 2012, 2011 and 2010, respectively. The preceding amounts are all shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

The following table presents the effect of derivative instruments in the statements of income for the years ended December 31, 2012, 2011 and 2010 reported by fair value hedges:

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income

	Year ended December 31,				Year ended December 31,
	2012	2011	2010		2012	2011	2010
Fair value hedges:
Interest rate futures	$-	$30	$(1,343)	(A)	$-	$-	$-
Interest rate futures	-	(4,770)	(2,819)	(B)	-	-	-
Items hedged in interest rate futures	-	-	-		-	(3,869)	3,632	(A)
Items hedged in interest rate futures	-	-	-		-	8,470	-	(B)

Total fair value hedges (1)	$-	$(4,740)	$(4,162)		$-	$4,601	$3,632

(1) Hedge ineffectiveness of zero, ($139) and ($530) was recognized during the years ended December 31, 2012, 2011 and 2010, respectively.

(A) Net investment income

(B) Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

29

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

6.	Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category as of December 31, 2012 and 2011:

	Assets and liabilities measured at fair value on a recurring basis December 31, 2012
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$72,579	$-	$72,579
Obligations of U.S. states and their subdivisions	-	35,634	-	35,634
Corporate debt securities	-	424,076		424,076
Asset-backed securities	-	74,233	4,829	79,062
Residential mortgage-backed securities	-	36,853	-	36,853
Commercial mortgage-backed securities	-	20,530	-	20,530

Total fixed maturities available-for-sale	-	663,905	4,829	668,734

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	29,275	-	29,275
Corporate debt securities	-	3,444	-	3,444

Total fixed maturities held for trading	-	32,719	-	32,719

Equity investments available-for-sale:
Fixed income mutual funds	-	81	-	81
Equity mutual funds	-	471	-	471
Balanced and asset allocation mutual funds	-	87	-	87

Total equity investments available-for-sale	-	639	-	639

Short-term investments available-for-sale	118	26,300	-	26,418
Collateral under securities lending agreements	10,234	-	-	10,234
Separate account assets	383,442	913	-	384,355

Total assets	$393,794	$724,476	$4,829	$1,123,099

Liabilities
Payable under securities lending agreements	$10,234	$-	$-	$10,234

30

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Assets measured at fair value on a recurring basis December 31, 2011
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$168,313	$-	$168,313
Obligations of U.S. states and their subdivisions	-	34,552	-	34,552
Corporate debt securities	-	275,865	1,434	277,299
Asset-backed securities	-	61,689	5,545	67,234
Residential mortgage-backed securities	-	26,996	-	26,996
Commercial mortgage-backed securities	-	23,562	-	23,562

Total fixed maturities available-for-sale	-	590,977	6,979	597,956

Fixed maturities held for trading:
Corporate debt securities	-	3,278	-	3,278
Short-term investments available-for-sale	80	16,625	-	16,705
Separate account assets (1)	296,884	630	-	297,514

Total assets	$296,964	$611,510	$6,979	$915,453

(1) Includes only separate account instruments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity and equity investments

The fair values for fixed maturity and equity investments are based upon market prices from independent pricing services. In cases where market prices are not readily available, such as for private fixed maturity investments, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers.

Separate account assets

Separate account assets include investments in mutual fund securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.

31

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets Year ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Total
Balance, January 1, 2012	$1,434	$5,545	$6,979
Realized and unrealized gains (losses) included in:
Net income	21	-	21
Other comprehensive income (loss)	(2)	414	412
Sales	(104)	-	(104)
Settlements	(92)	(1,130)	(1,222)
Transfers out of Level 3 (1)	(1,257)	-	(1,257)

Balance, December 31, 2012	$-	$4,829	$4,829

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2012	$-	$-	$-

(1)	Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

	Recurring Level 3 financial assets Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Total
Balance, January 1, 2011	$2,179	$5,312	$7,491
Realized and unrealized gains (losses) included in:
Net income	(9)	-	(9)
Other comprehensive income (loss)	61	246	307
Settlements	(351)	(13)	(364)
Transfers out of Level 3 (1)	(446)	-	(446)

Balance, December 31, 2011	$1,434	$5,545	$6,979

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$-	$-	$-

(1)	Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

32

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets Year ended December 31, 2010
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Total
Balance, January 1, 2010	$3,512	$5,197	$5,009	$13,718
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	506	128	-	634
Purchases, issuances and settlements	(301)	(13)	-	(314)
Transfers in (out) of Level 3 (1)	(1,538)	-	(5,009)	(6,547)

Balance, December 31, 2010	$2,179	$5,312	$-	$7,491

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2010	$-	$-	$-	$-

(1)	Transfers in and out of Level 3 are from and to Level 2 and are due primarily to the ability or inability to corroborate market prices with multiple pricing vendors.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities (1)	$4,829	Internal model pricing	Prepayment speed assumption	5

			Constant default rate assumption	4

			Adjusted ABX Index spread assumption (2)	714

(1)	Includes home improvement loans only.
(2)	Includes an internally calculated liquidity premium adjustment of 217.

After adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 658 to 918 basis points. The constant default rate assumption ranged from 2.1 to 4.6.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption. As the constant default rate assumption or the adjusted ABX Index spread assumption increases, the price and therefore, the fair value, of the securities decreases.

33

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$93,502	$102,442	$92,002	$98,467
Policy loans	15,501	15,501	14,834	14,834

Liabilities
Annuity contract reserves without life contingencies	361,272	363,671	281,107	279,398
Policyholders’ funds	2,497	2,497	2,552	2,552

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value. The estimated fair value was classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest crediting rates with 30 days notice. The estimated fair value was classified as Level 2.

34

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

7.	Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. On existing business, Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retains 100% of the first $250 per individual life. New term and business-owned life insurance policies are reinsured to GWL&A up to a maximum of $3,250 of coverage per individual life. Any excess amount is reinsured to a third party by GWL&A. The Company does not assume business under reinsurance agreements.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2012 and 2011, the reinsurance receivables had carrying values in the amounts of $49,013 and $53,015, respectively. Included in these amounts are $44,002 and $45,069 at December 31, 2012 and 2011, respectively, associated with reinsurance agreements with related parties. At December 31, 2012 and 2011, 89% and 84%, respectively, of the total reinsurance receivable was due from The Canada Life Assurance Company (“CLAC”), a related party.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2012:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,724,375	$(2,142,236)	$1,582,139

Premium income:
Life insurance	$18,541	$(9,694)	$8,847

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2011:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,969,119	$(2,295,688)	$1,673,431

Premium income:
Life insurance (1)	$19,751	$(11,173)	$8,578

(1)	Life insurance premium income has been restated due to a previous misstatement from $15,105 and $(6,527) for written and earned direct premiums and reinsurance ceded premiums, respectively.

35

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes total premium income for the year ended December 31, 2010:

	Written and earned direct	Reinsurance ceded	Net
Premium income:
Life insurance (2)	$24,805	$(10,466)	$14,339
Annuities	155	(2)	153

Total	$24,960	$(10,468)	$14,492

(2)	Life insurance premium income has been restated due to a previous misstatement from $20,089 and $(5,750) for written and earned direct premiums and reinsurance ceded premiums, respectively.

Reinsurance recoveries for life and other policy benefits were $4,871, $10,918 and $6,548 for the years ended December 31, 2012, 2011 and 2010, respectively. The amounts for 2011 and 2010 have been restated due to a previous misstatement from $7,985 and $3,469, respectively.

8.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2012, 2011 and 2010:

	DAC (1)	VOBA	Total (1)
Balance, January 1, 2010 (2)	$10,349	$746	$11,095
Capitalized additions (1)	1,749	-	1,749
Amortization and writedowns (1)	(2,141)	(121)	(2,262)
Unrealized investment (gains) losses (1)	(91)	(427)	(518)

Balance, December 31, 2010 (1)	9,866	198	10,064
Capitalized additions (1)	1,713	-	1,713
Amortization and writedowns (1)	(2,474)	(72)	(2,546)
Unrealized investment (gains) losses (1)	(2,910)	(126)	(3,036)

Balance, December 31, 2011 (1)	6,195	-	6,195
Capitalized additions	4,660	-	4,660
Amortization and writedowns	(2,379)	-	(2,379)
Unrealized investment (gains) losses	(1,444)	-	(1,444)

Balance, December 31, 2012	$7,032	$-	$7,032

(1)	As adjusted; See Note 1
(2)	Adjusted by $2,317 from $12,666 to $10,349 for the adoption of ASU No. 2010-26; See Note 1

9.	Stockholder’s Equity and Dividend Restrictions

At December 31, 2012 and 2011, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at both dates.

36

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	2012	2011	2010		2012	2011
Net income	$4,505	$6,937	$8,487	Capital and surplus	$83,008	$77,372

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2012.

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

The maximum amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent, is subject to restrictions relating to statutory surplus and statutory net gain from operations. As filed with the New York State Department of Financial Services, statutory surplus and net gain from operations at and for the year ended December 31, 2012 were $83,008 and $3,509, respectively. Based on the as filed amounts, the Company may pay up to $8,301 of dividends in 2013 without the approval of the New York Superintendent of Financial Services.

10.	Other Comprehensive Income

The following tables present the composition of other comprehensive income (loss) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31, 2012
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$20,197	$(7,069)	$13,128
Reclassification adjustment for gains realized in net income	(2,886)	1,010	(1,876)

Net unrealized gains	17,311	(6,059)	11,252
Future policy benefits, DAC and VOBA adjustments	(6,100)	2,135	(3,965)

Other comprehensive income	$11,211	$(3,924)	$7,287

37

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$17,994	$(6,298)	$11,696
Reclassification adjustment for gains realized in net income	(6,906)	2,417	(4,489)

Net unrealized gains	11,088	(3,881)	7,207
Future policy benefits, DAC and VOBA adjustments (1)	(3,036)	1,063	(1,973)

Other comprehensive income	$8,052	$(2,818)	$5,234

(1) As adjusted; See Note 1

	Year ended December 31, 2010
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$22,940	$(8,029)	$14,911
Reclassification adjustment for gains realized in net income	(4,670)	1,634	(3,036)

Net unrealized gains	18,270	(6,395)	11,875
Future policy benefits, DAC and VOBA adjustments (1)	(518)	181	(337)

Other comprehensive income	$17,752	$(6,214)	$11,538

(1) As adjusted; See Note 1

11.	General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011(1)	2010 (1)
Compensation	$5,378	$6,053	$5,791
Commissions	7,517	4,240	3,824
Other	(10)	1,979	(455)

Total general insurance expenses	$12,885	$12,272	$9,160

(1) As adjusted; See Note 1

38

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

12.	Income Taxes

The provision for income taxes from continuing operations is comprised of the following for the years ending December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Current	$2,402	$6,286	$6,782
Deferred	58	(2,002)	72

Total income tax provision from continuing operations	$2,460	$4,284	$6,854

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	2.8%	6.6%	2.2%
Provision for participating policies	(9.2%)	3.6%	5.2%
Other, net (1)	(1.3%)	1.5%	1.0%

Effective federal income tax rate from continuing operations	27.3%	46.7%	43.4%

(1) Adjusted by 0.5% and 0.0% for the years ended December 31, 2011 and 2010, respectively, for the retrospective adoption of ASU No. 2010-26; See Note 1

The December 31, 2011 and December 31, 2010 rate reconciling amounts for Other, net of 1.5% and 1.0% respectively, have been reclassified to conform to current year presentation.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The income tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2012 and 2011, are as follows:

	December 31,
	2012		2011
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$5,734	$-	$4,540	$-
Deferred acquisition costs (1)	1,617	-	1,463	-
Investment assets	-	14,696	-	7,695
Policyholder dividends	1,050		560
Guarantee fund accrual	761		-	-
Deferred director’s fees	320	-	234	-
Other	-	265	-	671

Total deferred taxes	$9,482	$14,961	$6,797	$8,366

(1) Adjusted by $805 as of December 31, 2011 for the retrospective adoption of ASU No. 2010-26; See Note 1

39

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

In the table above, the December 31, 2011 amounts for Policyholder dividends and Other of $560 and $(671) respectively, have been reclassified to conform to current year presentation.

Amounts presented for investment assets above include $(10,812) and $(6,605) related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2012 and 2011, respectively.

The Company and its ultimate U.S. parent, Great-West Lifeco U.S. Inc. (“Lifeco U.S.”), have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2007 and prior. Tax years 2008, 2009, 2010 and 2011 are open to federal examination by the Internal Revenue Service (the “I.R.S.”). The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

Included in other assets at December 31, 2012 and 2011 are current income taxes receivable of zero and $835, respectively related to federal income tax returns.

13.	Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s financial position, results of its operations or cash flows.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2012 and 2011 were $5,000 and $7,500, respectively, all of which is due within one year from the dates indicated.

14.	Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 29, 2013, the date on which the Company’s financial statements were issued.

The Company is party to a coinsurance reinsurance agreement. Pursuant to this agreement, the Company cedes amounts related to its participating policies to CLAC. On January 1, 2013, the Company terminated this coinsurance agreement and entered into a yearly renewable term insurance agreement with CLAC related to its participating policies. As part of the termination of the coinsurance agreement, the Company recognized a gain of approximately $7,300.

40

Variable Annuity-2 Series

Account of Great-West Life

& Annuity Insurance

Company of New York

Financial Statements for the Years Ended

December 31, 2012 and 2011

and Report of Independent Registered Public

Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Variable Annuity-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company of New York

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as listed in Appendix A as of December 31, 2012, and the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights in Note 5 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York as of December 31, 2012, the results of their operations for the periods presented, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 29, 2013

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE &

ANNUITY INSURANCE COMPANY OF NEW YORK

APPENDIX A

ALGER CAPITAL APPRECIATION PORTFOLIO
ALGER LARGE CAP GROWTH PORTFOLIO
ALGER MID CAP GROWTH PORTFOLIO
ALGER SMALL CAP GROWTH PORTFOLIO
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
DREYFUS VIF APPRECIATION PORTFOLIO
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
FIDELITY VIP ASSET MANAGER PORTFOLIO
FIDELITY VIP CONTRAFUND PORTFOLIO
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO
FIDELITY VIP INDEX 500 PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
FIDELITY VIP MONEY MARKET PORTFOLIO
FIDELITY VIP OVERSEAS PORTFOLIO
GREAT-WEST AGGRESSIVE PROFILE I FUND
GREAT-WEST MONEY MARKET FUND
GREAT-WEST SECUREFOUNDATION BALANCED FUND
JANUS ASPEN OVERSEAS PORTFOLIO
NVIT DEVELOPING MARKETS FUND
SELIGMAN COMMUNICATIONS & INFORMATION PORTFOLIO

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC

ASSETS:
Investments at fair value (1)	$68,674	$69,000	$34,514	$73,538	$182,143	$3,612
Investment income due and accrued

Total assets	68,674	69,000	34,514	73,538	182,143	3,612

LIABILITIES:
Due to First Great-West Life & Annuity Insurance Company	13	13	7	14	34	2

Total liabilities	13	13	7	14	34	2

NET ASSETS	$68,661	$68,987	$34,507	$73,524	$182,109	$3,610

NET ASSETS REPRESENTED BY:
Accumulation units	$68,661	$68,987	$34,507	$73,524	$182,109	$3,610

ACCUMULATION UNITS OUTSTANDING	1,085	980	678	1,111	18,634	108

UNIT VALUE (ACCUMULATION)	$63.28	$70.39	$50.90	$66.18	$9.77	$33.43

(1) Cost of investments:	$37,995	$59,179	$48,773	$60,846	$182,137	$2,912
Shares of investments:	1,129	1,474	2,547	2,647	8,728	109

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DREYFUS VIF GROWTH AND INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO

ASSETS:
Investments at fair value (1)	$29,986	$157,911	$3,650	$11,202	$16,030	$55,873
Investment income due and accrued	158

Total assets	30,144	157,911	3,650	11,202	16,030	55,873

LIABILITIES:
Due to First Great-West Life & Annuity Insurance Company	6	28	1	2	3	10

Total liabilities	6	28	1	2	3	10

NET ASSETS	$30,138	$157,883	$3,649	$11,200	$16,027	$55,863

NET ASSETS REPRESENTED BY:
Accumulation units	$30,138	$157,883	$3,649	$11,200	$16,027	$55,863

ACCUMULATION UNITS OUTSTANDING	891	3,946	79	502	243	1,104

UNIT VALUE (ACCUMULATION)	$33.82	$40.01	$46.19	$22.31	$65.95	$50.60

(1) Cost of investments:	$27,657	$150,806	$3,412	$7,408	$15,270	$58,109
Shares of investments:	1,359	10,409	138	514	381	9,617

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND

ASSETS:
Investments at fair value (1)	$87,326	$11,719	$44,053	$51,954	$14	$209,941
Investment income due and accrued			3

Total assets	87,326	11,719	44,056	51,954	14	209,941

LIABILITIES:
Due to First Great-West Life & Annuity Insurance Company	17	2	8	10		7

Total liabilities	17	2	8	10		7

NET ASSETS	$87,309	$11,717	$44,048	$51,944	$14	$209,934

NET ASSETS REPRESENTED BY:
Accumulation units	$87,309	$11,717	$44,048	$51,944	$14	$209,934

ACCUMULATION UNITS OUTSTANDING	466	374	2,857	1,784	1	21,043

UNIT VALUE (ACCUMULATION)	$187.36	$31.33	$15.42	$29.12	$14.00	$9.98

(1) Cost of investments:	$77,793	$11,391	$44,053	$61,523	$13	$209,941
Shares of investments:	603	897	44,053	3,229	1	209,941

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST SECUREFOUNDATION BALANCED FUND	JANUS ASPEN OVERSEAS PORTFOLIO	NVIT DEVELOPING MARKETS FUND

ASSETS:
Investments at fair value (1)	$12	$61,162	$6,949

Investment income due and accrued

Total assets	12	61,162	6,949

LIABILITIES:
Due to First Great-West Life & Annuity Insurance Company		11	2

Total liabilities		11	2

NET ASSETS	$12	$61,151	$6,947

NET ASSETS REPRESENTED BY:
Accumulation units	$12	$61,151	$6,947

ACCUMULATION UNITS OUTSTANDING	1	2,962	384

UNIT VALUE (ACCUMULATION)	$12.00	$20.65	$18.09

(1) Cost of investments:	$12	$62,384	$9,624
Shares of investments:	1	1,611	1,103

The accompanying notes are an integral part of these financial statements.	(Concluded	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO		ALGER SMALL CAP GROWTH PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND		DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC

INVESTMENT INCOME:
Dividends	$701	$949	$		$		$		$30

EXPENSES:
Mortality and expense risk	831	1,009		483		896		2,483	46
Administrative charges	100	98		58		108		252	5

Total expenses	931	1,107		541		1,004		2,735	51

NET INVESTMENT LOSS	(230)	(158)		(541)		(1,004)		(2,735)	(21)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	555	2,502		(4,903)		273		(6,853)	492
Realized gain distributions	24					15,664		375

Net realized gain (loss)	579	2,502		(4,903)		15,937		(6,478)	492

Change in net unrealized appreciation (depreciation) on investments	9,506	3,691		10,463		(7,658)		21,669	(37)

Net realized and unrealized gain on investments	10,085	6,193		5,560		8,279		15,191	455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,855	$6,035		$5,019		$7,275		$12,456	$434

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DREYFUS VIF GROWTH AND INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO
INVESTMENT INCOME:
Dividends	$419	$2,402	$48	$45	$97	$3,145

EXPENSES:
Mortality and expense risk	359	1,986	110	140	249	687
Administrative charges	43	51	13	17	30	83

Total expenses	402	2,037	123	157	279	770

NET INVESTMENT INCOME (LOSS)	17	365	(75)	(112)	(182)	2,375

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	8	317	113	182	(37)	(102)
Realized gain distributions		1,150

Net realized gain (loss)	8	1,467	113	182	(37)	(102)

Change in net unrealized appreciation (depreciation) on investments	4,234	14,621	1,209	1,666	2,766	4,202

Net realized and unrealized gain on investments	4,242	16,088	1,322	1,848	2,729	4,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,259	$16,453	$1,247	$1,736	$2,547	$6,475

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND
					(1)	(2)
INVESTMENT INCOME:
Dividends	$1,803	$271	$61	$973	$	$

EXPENSES:
Mortality and expense risk	1,070	154	557	602		66
Administrative charges	128	18	58	72

Total expenses	1,198	172	615	674		66

NET INVESTMENT INCOME (LOSS)	605	99	(554)	299		(66)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	213	82		76
Realized gain distributions	1,075	318		167

Net realized gain	1,288	400		243

Change in net unrealized appreciation (depreciation) on investments	9,237	45		7,782	1

Net realized and unrealized gain on investments	10,525	445		8,025	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,130	$544	$(554)	$8,324	$1	$(66)

(1) For the period March 2, 2012 to December 31, 2012.
(2) For the period March 1, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	JANUS ASPEN OVERSEAS PORTFOLIO	NVIT DEVELOPING MARKETS FUND

INVESTMENT INCOME:
Dividends	$408	7

EXPENSES:
Mortality and expense risk	727	82
Administrative charges	87	10

Total expenses	814	92

NET INVESTMENT LOSS	(406)	(85)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on sale of fund shares	(66)	(53)
Realized gain distributions	6,102

Net realized gain	6,036	(53)

Change in net unrealized appreciation on investments	868	1,065

Net realized and unrealized gain on investments	6,904	1,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,498	927

The accompanying notes are an integral part of these financial statements.	(Concluded	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO		ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(230)	$(800)	$(158)	$(353)	$(541)	$(507)
Net realized gain (loss)	579	631	2,502	85	(4,903)	(4,389)
Change in net unrealized appreciation (depreciation) on investments	9,506	(807)	3,691	(1,291)	10,463	1,324

Increase (decrease) in net assets resulting from operations	9,855	(976)	6,035	(1,559)	5,019	(3,572)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(526)	(1,012)	(26,326)	(403)	(9,814)	(654)
Net transfers						(9,722)
Contract maintenance charges	(12)		(5)		(3)

Decrease in net assets resulting from contract transactions	(538)	(1,012)	(26,331)	(403)	(9,817)	(10,376)

Total increase (decrease) in net assets	9,317	(1,988)	(20,296)	(1,962)	(4,798)	(13,948)

NET ASSETS:
Beginning of period	59,344	61,332	89,283	91,245	39,305	53,253

End of period	$68,661	$59,344	$68,987	$89,283	$34,507	$39,305

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(9)	(18)	(397)	(6)	(206)	(200)

Net decrease	(9)	(18)	(397)	(6)	(206)	(200)

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND		DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
	2012	2011	2012	2011	2012	2011
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(1,004)	$(1,049)	$(2,735)	$(3,476)	$(21)	$(35)
Net realized gain (loss)	15,937	4,525	(6,478)	(117)	492	513
Change in net unrealized appreciation (depreciation) on investments	(7,658)	(5,791)	21,669	(21,663)	(37)	(866)

Increase (decrease) in net assets resulting from operations	7,275	(2,315)	12,456	(25,256)	434	(388)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(411)	(844)	(138,496)	(2,151)	(3,885)	(810)
Net transfers		(10,194)		335,606		(7,130)
Contract maintenance charges	(10)		(50)		(2)

Increase (decrease) in net assets resulting from contract transactions	(421)	(11,038)	(138,546)	333,455	(3,887)	(7,940)

Total increase (decrease) in net assets	6,854	(13,353)	(126,090)	308,199	(3,453)	(8,328)

NET ASSETS:
Beginning of period	66,670	80,023	308,199	0	7,063	15,391

End of period	$73,524	$66,670	$182,109	$308,199	$3,610	$7,063

CHANGES IN UNITS OUTSTANDING:
Units issued				34,019
Units redeemed	(6)	(163)	(14,707)	(678)	(126)	(273)

Net increase (decrease)	(6)	(163)	(14,707)	33,341	(126)	(273)

(1) For the period March 14, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF GROWTH AND INCOME PORTFOLIO		FIDELITY VIP ASSET MANAGER PORTFOLIO
	2011	2012	2011	2012	2011
	(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$42	$17	$(50)	$365	$1,011
Net realized gain	565	8	171	1,467	1,465
Change in net unrealized appreciation (depreciation) on investments	(274)	4,234	(806)	14,621	(8,089)

Increase (decrease) in net assets resulting from operations	333	4,259	(685)	16,453	(5,613)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations		(76)	(78)	(13,273)	(2,691)
Net transfers	(4,815)		(9,599)		(13,677)
Contract maintenance charges				(7)

Decrease in net assets resulting from contract transactions	(4,815)	(76)	(9,677)	(13,280)	(16,368)

Total increase (decrease) in net assets	(4,482)	4,183	(10,362)	3,173	(21,981)

NET ASSETS:
Beginning of period	4,482	25,955	36,317	154,710	176,691

End of period	$0	$30,138	$25,955	$157,883	$154,710

CHANGES IN UNITS OUTSTANDING:
Units issued					12
Units redeemed	(108)	(3)	(305)	(355)	(447)

Net decrease	(108)	(3)	(305)	(355)	(435)

(1) For the period January 1, 2011 to July 15, 2011.

The accompanying notes are an integral part of these financial statements.					(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(75)	$(95)	$(112)	$(131)	$(182)	$(370)
Net realized gain (loss)	113	(3)	182	180	(37)	(8,755)
Change in net unrealized appreciation (depreciation) on investments	1,209	(223)	1,666	88	2,766	11,579

Increase (decrease) in net assets resulting from operations	1,247	(321)	1,736	137	2,547	2,454

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(10,427)	(1,632)	(565)	(570)	(10,393)	(151,341)
Net transfers		(4,780)
Contract maintenance charges	(3)				(5)

Decrease in net assets resulting from contract transactions	(10,430)	(6,412)	(565)	(570)	(10,398)	(151,341)

Total increase (decrease) in net assets	(9,183)	(6,733)	1,171	(433)	(7,851)	(148,887)

NET ASSETS:
Beginning of period	12,832	19,565	10,029	10,462	23,878	172,765

End of period	$3,649	$12,832	$11,200	$10,029	$16,027	$23,878

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(239)	(148)	(28)	(28)	(167)	(2,519)

Net decrease	(239)	(148)	(28)	(28)	(167)	(2,519)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP HIGH INCOME PORTFOLIO		FIDELITY VIP INDEX 500 PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,375	$2,839	$605	$462	$99	$204
Net realized gain (loss)	(102)	(498)	1,288	2,296	400	591
Change in net unrealized appreciation (depreciation) on investments	4,202	(627)	9,237	(2,031)	45	77

Increase in net assets resulting from operations	6,475	1,714	11,130	727	544	872

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(3,228)	(555)	(6,642)	(371)	(1,564)	(149)
Net transfers		(8,924)		(4,721)		(4,358)
Contract maintenance charges	(13)		(68)		(12)

Decrease in net assets resulting from contract transactions	(3,241)	(9,479)	(6,710)	(5,092)	(1,576)	(4,507)

Total increase (decrease) in net assets	3,234	(7,765)	4,420	(4,365)	(1,032)	(3,635)

NET ASSETS:
Beginning of period	52,629	60,394	82,889	87,254	12,749	16,384

End of period	$55,863	$52,629	$87,309	$82,889	$11,717	$12,749

CHANGES IN UNITS OUTSTANDING:
Units issued		14				18
Units redeemed	(67)	(222)	(39)	(30)	(51)	(171)

Net decrease	(67)	(208)	(39)	(30)	(51)	(153)

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS
	FIDELITY VIP MONEY MARKET PORTFOLIO		FIDELITY VIP OVERSEAS PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND
	2012	2011	2012	2011	2012
					(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(554)	$(604)	$299	$(86)	$
Net realized gain (loss)			243	(5,671)
Change in net unrealized appreciation (depreciation) on investments			7,782	(3,568)	1

Increase (decrease) in net assets resulting from operations	(554)	(604)	8,324	(9,325)	1

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(144)	(99,926)	(47)	(35,380)
Net transfers		99,790		(9,184)	13
Contract maintenance charges	(5)		(13)

Increase (decrease) in net assets resulting from contract transactions	(149)	(136)	(60)	(44,564)	13

Total increase (decrease) in net assets	(703)	(740)	8,264	(53,889)	14

NET ASSETS:
Beginning of period	44,751	45,491	43,680	97,569	0

End of period	$44,048	$44,751	$51,944	$43,680	$14

CHANGES IN UNITS OUTSTANDING:
Units issued		6,375
Units redeemed	(9)	(6,386)	(2)	(1,473)	1

Net increase (decrease)	(9)	(11)	(2)	(1,473)	1

(1) For the period March 2, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST MONEY MARKET FUND	GREAT-WEST SECURE- FOUNDATION BALANCED FUND	JANUS ASPEN OVERSEAS PORTFOLIO		NVIT DEVELOPING MARKETS FUND		SELIGMAN COMMUNICATIONS & INFORMATION PORTFOLIO
	2012	2012	2012	2011	2012	2011	2011
	(1)	(2)					(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(66)	$	$(406)	$(668)	$(85)	$(107)	$(890)
Net realized gain (loss)			6,036	1,805	(53)	(1,298)	110,715
Change in net unrealized appreciation (depreciation) on investments			868	(28,718)	1,065	(596)	(102,299)

Increase (decrease) in net assets resulting from operations	(66)	0	6,498	(27,581)	927	(2,001)	7,526

CONTRACT TRANSACTIONS:
Purchase payments	210,025
Transfers for contract benefits and terminations				(5)	(97)	(132)	(625)
Net transfers	(25)	12		(3,839)		(4,241)	(340,180)
Contract maintenance charges			(4)		(5)

Increase (decrease) in net assets resulting from contract transactions	210,000	12	(4)	(3,844)	(102)	(4,373)	(340,805)

Total increase (decrease) in net assets	209,934	12	6,494	(31,425)	825	(6,374)	(333,279)

NET ASSETS:
Beginning of period	0	0	54,657	86,082	6,122	12,496	333,279

End of period	$209,934	$12	$61,151	$54,657	$6,947	$6,122	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	21,046			18		13
Units redeemed	(3)	1	(1)	(176)	(5)	(232)	(6,892)

Net increase (decrease)	21,043	1	(1)	(158)	(5)	(219)	(6,892)

(1) For the period March 1, 2012 to December 31, 2012.
(2) For the period March 2, 2012 to December 31, 2012.
(3) For the period January 1, 2011 to March 15, 2011.

The accompanying notes are an integral part of these financial statements.	(Concluded	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-2 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2012, the only investments of each of the Investment Divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Series Account may involve certain risks including, but not limited to, those described below.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Investment Divisions. These events may have adverse effects on the Investment Divisions such as a decline in the value and liquidity of many securities held by the Investment Divisions, and a decrease in net asset value.

The Investment Divisions investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the Investment Divisions to be subject to larger short-term declines in value.

The Investment Divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Investment Divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Series Account may have Investment Divisions that primarily invest in bonds. Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Investment Divisions may be invested in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Investment Divisions may invest in securities of governmental agencies. Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Application of Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Series Account adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Series Account’s financial position or the results of its operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

Investment Division	Purchases	Sales
Alger Capital Appreciation Portfolio	$724	$1,462
Alger Large Cap Growth Portfolio	949	27,435
Alger Mid Cap Growth Portfolio	-	10,356
Alger Small Cap Growth Portfolio	15,664	1,419
Columbia Variable Portfolio - Seligman Global Technology Fund	375	141,281
Dreyfus Socially Responsible Growth Fund, Inc	30	3,937
Dreyfus VIF Growth and Income Portfolio	419	475
Fidelity VIP Asset Manager Portfolio	3,552	15,306
Fidelity VIP Contrafund Portfolio	48	10,553
Fidelity VIP Growth Opportunities Portfolio	45	721
Fidelity VIP Growth Portfolio	97	10,677
Fidelity VIP High Income Portfolio	3,145	4,006
Fidelity VIP Index 500 Portfolio	2,878	7,901
Fidelity VIP Investment Grade Bond Portfolio	589	1,747
Fidelity VIP Money Market Portfolio	61	761
Fidelity VIP Overseas Portfolio	1,140	729
Great-West Aggressive Profile I Fund	18	5
Great-West Money Market Fund	210,025	84
Great-West SecureFoundation Balanced Fund	23	11
Janus Aspen Overseas Portfolio	6,509	812
NVIT Developing Markets Fund	7	194

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company deducts from each participant account in the Varifund contract an annual maintenance charge of $30, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance changes in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is waived on certain contracts. In 2011, this charge was included with Transfers for contract benefits and terminations in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account in the Varifund contract a fee of $25 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Account. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks and Administrative Charges

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division of the Varifund contract equal to an effective annual rate of 1.25% and a daily charge from the unit value of each Investment Division of the SmartTrack contract equal to an annual rate of 0.25% to 0.45%. In addition, an effective annual rate of 0.15% of each Investment Division is deducted as daily administration fees for certain contracts. These charges are recorded as Mortality and expense risk and Administrative charges in the Statement of Operations of the applicable Investment Divisions.

Related Party Transactions

The portfolios of Great-West Funds, Inc., which are underlying certain Investment Divisions, are registered investment companies affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2012, including the estimates inherent in the process of preparing these financial statements, through March 29, 2013, the date the financial statements were available to be issued. No subsequent events requiring adjustment or disclosure have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
ALGER CAPITAL APPRECIATION PORTFOLIO
2012	1		$63.26	to	$63.26	$69	1.06%	1.40%	to	1.40%	16.65%	to	16.65%
2011	1		$54.23	to	$54.23	$59	0.11%	1.40%	to	1.40%	(1.69) %	to	(1.69) %
2010	1		$55.16	to	$56.49	$61	0.39%	1.25%	to	1.40%	12.43%	to	12.60%
2009	1		$49.06	to	$50.17	$64	0.00%	1.25%	to	1.40%	49.07%	to	49.23%
2008	1		$32.91	to	$33.62	$44	0.00%	1.25%	to	1.40%	(45.90) %	to	(45.82) %
ALGER LARGE CAP GROWTH PORTFOLIO
2012	1		$69.85	to	$72.42	$69	1.18%	1.25%	to	1.40%	8.33%	to	8.49%
2011	1		$64.48	to	$66.75	$89	0.99%	1.25%	to	1.40%	(1.72) %	to	(1.58) %
2010	1		$65.61	to	$67.82	$91	0.73%	1.25%	to	1.40%	11.79%	to	11.97%
2009	1		$58.69	to	$60.57	$82	0.65%	1.25%	to	1.40%	45.52%	to	45.74%
2008	1		$40.33	to	$41.56	$57	0.22%	1.25%	to	1.40%	(46.91) %	to	(46.83) %
ALGER MID CAP GROWTH PORTFOLIO
2012	1		$50.93	to	$50.93	$35	0.00%	1.40%	to	1.40%	14.60%	to	14.60%
2011	1		$44.44	to	$44.44	$39	0.35%	1.40%	to	1.40%	(9.55) %	to	(9.55) %
2010	1		$49.13	to	$50.45	$53	0.00%	1.25%	to	1.40%	17.73%	to	17.90%
2009	1		$41.73	to	$42.79	$52	0.00%	1.25%	to	1.40%	49.57%	to	49.82%
2008	3		$27.90	to	$28.56	$70	0.18%	1.25%	to	1.40%	(58.93) %	to	(58.88) %
ALGER SMALL CAP GROWTH PORTFOLIO
2012	1		$66.20	to	$66.20	$74	0.00%	1.40%	to	1.40%	10.94%	to	10.94%
2011	1		$59.67	to	$59.67	$67	0.00%	1.40%	to	1.40%	(4.53) %	to	(4.53) %
2010	1		$62.50	to	$64.61	$80	0.00%	1.25%	to	1.40%	23.57%	to	23.73%
2009	1		$50.58	to	$52.22	$70	0.00%	1.25%	to	1.40%	43.49%	to	43.70%
2008	1		$35.25	to	$36.34	$50	0.00%	1.25%	to	1.40%	(47.35) %	to	(47.26) %
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND
(Effective date 03/11/2011)
2012	19		$9.77	to	$9.80	$182	0.00%	1.25%	to	1.40%	5.74%	to	5.95%
2011	33		$9.24	to	$9.25	$308	0.00%	1.25%	to	1.40%	(7.50) %	to	(7.60) %
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
2012	0	*	$33.37	to	$33.37	$4	0.81%	1.40%	to	1.40%	10.42%	to	10.42%
2011	0	*	$30.22	to	$30.22	$7	1.11%	1.40%	to	1.40%	(0.53) %	to	(0.53) %
2010	1		$30.38	to	$31.16	$15	0.88%	1.25%	to	1.40%	13.23%	to	13.39%
2009	1		$26.83	to	$27.48	$15	0.97%	1.25%	to	1.40%	31.97%	to	32.05%
2008	1		$20.33	to	$20.81	$22	0.76%	1.25%	to	1.40%	(35.33) %	to	(35.23) %

													(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
2012	1		$33.81	to	$33.81	$30	1.46%	1.40%	to	1.40%	16.43%	to	16.43%
2011	1		$29.04	to	$29.04	$26	1.24%	1.40%	to	1.40%	(4.13) %	to	(4.13) %
2010	1		$30.29	to	$31.06	$36	1.13%	1.25%	to	1.40%	16.95%	to	17.12%
2009	2		$25.90	to	$26.52	$40	1.30%	1.25%	to	1.40%	27.02%	to	27.19%
2008	4		$20.39	to	$20.85	$76	0.57%	1.25%	to	1.40%	(41.26) %	to	(41.15) %
FIDELITY VIP ASSET MANAGER PORTFOLIO
2012	4		$38.89	to	$40.28	$158	1.52%	1.25%	to	1.40%	10.92%	to	11.09%
2011	4		$35.06	to	$36.26	$155	1.88%	1.25%	to	1.40%	(3.92) %	to	(3.77) %
2010	5		$36.49	to	$37.68	$177	1.67%	1.25%	to	1.40%	12.69%	to	12.85%
2009	5		$32.38	to	$33.39	$174	2.15%	1.25%	to	1.40%	27.28%	to	27.49%
2008	8		$25.44	to	$26.19	$199	2.33%	1.25%	to	1.40%	(29.70) %	to	(29.60) %
FIDELITY VIP CONTRAFUND PORTFOLIO
2012	0	*	$46.32	to	$46.32	$4	0.55%	1.40%	to	1.40%	14.80%	to	14.80%
2011	0	*	$40.35	to	$40.35	$13	0.82%	1.40%	to	1.40%	(3.88) %	to	(3.88) %
2010	0	*	$41.98	to	$43.00	$20	1.20%	1.25%	to	1.40%	15.58%	to	15.75%
2009	1		$36.32	to	$37.15	$20	0.72%	1.25%	to	1.40%	33.82%	to	34.02%
2008	3		$27.14	to	$27.72	$83	0.58%	1.25%	to	1.40%	(43.32) %	to	(43.22) %
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2012	1		$22.30	to	$22.30	$11	0.40%	1.40%	to	1.40%	17.99%	to	17.99%
2011	1		$18.90	to	$18.90	$10	0.16%	1.40%	to	1.40%	0.85%	to	0.85%
2010	1		$18.74	to	$19.20	$10	0.24%	1.25%	to	1.40%	22.01%	to	22.22%
2009	0	*	$15.36	to	$15.71	$6	1.97%	1.25%	to	1.40%	43.82%	to	44.00%
FIDELITY VIP GROWTH PORTFOLIO
2012	0	*	$65.90	to	$65.90	$16	0.49%	1.40%	to	1.40%	13.07%	to	13.07%
2011	0	*	$58.28	to	$58.28	$24	0.28%	1.40%	to	1.40%	(1.19) %	to	(1.19) %
2010	3		$58.98	to	$61.17	$173	0.27%	1.25%	to	1.40%	22.47%	to	22.63%
2009	3		$48.16	to	$49.88	$167	0.46%	1.25%	to	1.40%	26.50%	to	26.70%
2008	4		$38.07	to	$39.37	$153	0.80%	1.25%	to	1.40%	(47.91) %	to	(47.83) %
FIDELITY VIP HIGH INCOME PORTFOLIO
2012	1		$50.62	to	$50.62	$56	5.73%	1.40%	to	1.40%	12.64%	to	12.64%
2011	1		$44.94	to	$44.94	$53	6.30%	1.40%	to	1.40%	2.58%	to	2.58%
2010	1		$43.81	to	$45.50	$60	7.86%	1.25%	to	1.40%	12.25%	to	12.40%
2009	1		$39.03	to	$40.48	$54	7.16%	1.25%	to	1.40%	41.98%	to	42.18%
2008	2		$27.49	to	$28.47	$46	7.96%	1.25%	to	1.40%	(26.04) %	to	(25.92) %

													(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)		Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)							(a)		(b)
FIDELITY VIP INDEX 500 PORTFOLIO
2012	0	*	$187.44	to	$187.44	$87		2.11%	1.40%	to	1.40%	14.29%	to	14.29%
2011	1		$164.00	to	$164.00	$83		1.93%	1.40%	to	1.40%	0.64%	to	0.64%
2010	1		$162.96	to	$167.54	$87		1.91%	1.25%	to	1.40%	13.40%	to	13.59%
2009	1		$143.70	to	$147.49	$96		2.60%	1.25%	to	1.40%	24.86%	to	25.03%
2008	1		$115.09	to	$117.96	$125		1.67%	1.25%	to	1.40%	(37.88) %	to	(37.78) %
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2012	0	*	$31.36	to	$31.36	$12		2.20%	1.40%	to	1.40%	4.43%	to	4.43%
2011	0	*	$30.03	to	$30.03	$13		2.75%	1.40%	to	1.40%	5.85%	to	5.85%
2010	1		$28.37	to	$29.09	$16		3.60%	1.25%	to	1.40%	6.29%	to	6.48%
2009	1		$26.69	to	$27.32	$15		7.16%	1.25%	to	1.40%	14.16%	to	14.26%
2008	5		$23.38	to	$23.91	$110		4.75%	1.25%	to	1.40%	(4.57) %	to	(4.44) %
FIDELITY VIP MONEY MARKET PORTFOLIO
2012	3		$15.36	to	$15.79	$44		0.14%	1.25%	to	1.40%	(1.29) %	to	(1.13) %
2011	3		$15.56	to	$15.97	$45		0.11%	1.25%	to	1.40%	(1.27) %	to	(1.11) %
2010	3		$15.76	to	$16.15	$45		0.18%	1.25%	to	1.40%	(1.13) %	to	(1.04) %
2009	7		$15.94	to	$16.32	$111		0.69%	1.25%	to	1.40%	(0.69) %	to	(0.49) %
2008	4		$16.05	to	$16.40	$57		2.99%	1.25%	to	1.40%	1.58%	to	1.74%
FIDELITY VIP OVERSEAS PORTFOLIO
2012	2		$29.12	to	$29.12	$52		2.02%	1.40%	to	1.40%	19.05%	to	19.05%
2011	2		$24.46	to	$24.46	$44		1.25%	1.40%	to	1.40%	(18.30) %	to	(18.30) %
2010	3		$29.94	to	$31.03	$98		1.41%	1.25%	to	1.40%	11.55%	to	11.70%
2009	4		$26.84	to	$27.78	$98		2.06%	1.25%	to	1.40%	24.78%	to	24.97%
2008	5		$21.51	to	$22.23	$101		2.73%	1.25%	to	1.40%	(44.59) %	to	(44.51) %
GREAT-WEST AGGRESSIVE PROFILE I FUND
(Effective date 01/23/2012)
2012	0	*	$11.03	to	$11.03	$0	*	0.00%	0.25%	to	0.25%	10.30%	to	10.30%
GREAT-WEST MONEY MARKET FUND
(Effective date 01/23/2012)
2012	21		$9.98	to	$9.98	$210		0.00%	0.25%	to	0.25%	(0.20) %	to	(0.20) %
GREAT-WEST SECUREFOUNDATION BALANCED FUND
(Effective date 01/23/2012)
2012	0	*	$10.77	to	$10.77	$0	*	0.00%	0.25%	to	0.25%	7.70%	to	7.70%
JANUS ASPEN OVERSEAS PORTFOLIO
2012	3		$20.64	to	$20.64	$61		0.70%	1.40%	to	1.40%	11.87%	to	11.87%
2011	3		$18.45	to	$18.45	$55		0.48%	1.40%	to	1.40%	(33.10) %	to	(33.10) %
2010	3		$27.58	to	$28.15	$86		0.70%	1.25%	to	1.40%	23.57%	to	23.74%
2009	3		$22.32	to	$22.75	$70		0.57%	1.25%	to	1.40%	77.14%	to	77.32%
2008	3		$12.60	to	$12.83	$40		2.88%	1.25%	to	1.40%	(52.77) %	to	(52.71) %
NVIT DEVELOPING MARKETS FUND
2012	0	*	$18.11	to	$18.11	$7		0.11%	1.40%	to	1.40%	15.13%	to	15.13%
2011	0	*	$15.73	to	$15.73	$6		0.29%	1.40%	to	1.40%	(23.45) %	to	(23.45) %
2010	1		$20.55	to	$21.02	$12		0.00%	1.25%	to	1.40%	14.55%	to	14.74%
2009	1		$17.94	to	$18.32	$15		1.18%	1.25%	to	1.40%	59.89%	to	60.14%
2008	1		$11.22	to	$11.44	$10		0.63%	1.25%	to	1.40%	(58.43) %	to	(58.37) %

* The Investment Division has units that round to less than 1,000 units.
(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.
														(Concluded	)